GUGGENHEIM


                                                PROSPECTUS

                                                Guggenheim S&P Global
                                                Dividend Opportunities Index ETF

                                                NYSE Arca Ticker Symbol: LVL




ETF LOGO                                        LOGO EXCHANGE-TRADED FUNDS




                                                SEPTEMBER 30, 2010




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

                                                             PAGE
Summary Information                                            3
Additional Information About the Fund's Strategies and Risks  10
Non-Principal Investment Strategies                           11
Non-Principal Risk Considerations                             12
Disclosure of Portfolio Holdings                              12
Investment Management Services                                13
Purchase And Redemption Of Shares                             15
How To Buy And Sell Shares                                    16
Frequent Purchases And Redemptions                            20
Fund Service Providers                                        20
Index Provider                                                20
Disclaimers                                                   21
Federal Income Taxation                                       21
Tax-Advantaged Product Structure                              23
Other Information                                             24
Financial Highlights                                          25


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SUMMARY INFORMATION

GUGGENHEIM S&P GLOBAL
DIVIDEND OPPORTUNITIES INDEX ETF (LVL)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the S&P Global Dividend Opportunities Index (the "Dividend Opportunities Index" or the "Index").

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
==========================================================================
Management Fees                                                      0.50%
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Distribution and service (12b-1) fees(1)                               --%
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Other expenses                                                       1.65%
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Total annual Fund operating expenses                                 2.15%
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Expense Reimbursements(2)                                            1.50%
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Total Annual Fund operating expenses after
    Fee Waiver and Expense Reimbursements                            0.65%
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(1.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

(2.) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

                                                                  PROSPECTUS | 3

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EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you may pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ONE YEAR           THREE YEARS           FIVE YEARS           TEN YEARS
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$66                $262                  $819                 $2,343
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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended May 31, 2010, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a low cost "passive" or "indexing" investment approach, will seek to replicate, before the Fund's fees and expenses, the performance of the Dividend Opportunities Index. The Dividend Opportunities Index consists of 100 common stocks and American depositary receipts ("ADRs") that offer high dividend yields chosen from a universe consisting of the stocks listed on the exchanges of those countries included in the S&P Global BMI. As of August 31, 2010, the countries in the S&P Broad Market Index were Australia, Austria, Belgium, Canada, the Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Hungary, Iceland, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Philippines, Portugal, Singapore, Spain, South Africa, Sweden, Switzerland, Thailand, Turkey, the United Kingdom and the United States. Potential Index constituents include common stocks and ADRs with market capitalizations greater than $1.0 billion at the time of reconstitution, which for ADRs is determined based on an evaluation of the underlying security, and includes securities of mid- and large capitalization companies, as defined by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., the Fund's index provider ("S&P" or the "Index Provider"). The Fund will normally invest at least 90% of its total assets in common stocks and ADRs that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

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The Investment Adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances in which the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

Prior to September 24, 2010, the Fund's name was the "Claymore/S&P Global Dividend Opportunities Index ETF."

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. Equity risk is the risk that the value of the equity securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its

                                                                  PROSPECTUS | 5

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investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund's assets that are denominated in a foreign currency. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid obsolescence and research and development of new products. Other risks include those related to regulatory changes, such as the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of

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Merrill Lynch to Bank of America, the U.S. government support of American
International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' securities. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Medium-Sized Company Risk. Investing in securities of medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market.


Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, or otherwise holds investments other than those which comprise the Index, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. Even though no single security weight may exceed 3% of the Index at the time of each semi-annual rebalance, changes in the market value of the Index's constituent securities may result in the Fund being invested in the securities of individual issuers (and making additional investments in the case of creations of additional Creation Units) in greater proportions. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

                                                                  PROSPECTUS | 7

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FUND PERFORMANCE

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

               BAR CHART:

CALENDAR YEAR TOTAL RETURN AS OF 12/31

-49.21%    2008
64.46%     2009

The Fund commenced operations on June 25, 2007. The Fund's year-to-date total return was -11.01% as of June 30, 2010.

During the periods shown in the chart above, the Fund's highest and lowest calendar quarter returns were 36.58% and -35.74%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

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                                                                          SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                  INCEPTION
PERIOD ENDED DECEMBER 31, 2009                                1 YEAR   (6/25/07)
================================================================================
Returns Before Taxes                                          64.46%     -13.54%
Returns After Taxes on Distributions                          62.09%     -15.42%
Returns After Taxes on Distributions and Sale of Fund Shares 41.56% -12.33% S&P Global Dividend Opportunities Index(1)
 (reflects no deduction for fees, expenses or taxes)          68.20%      N/A(2)
Dow Jones U.S. Select Dividend Index
 (reflects no deduction for fees, expenses or taxes)          11.13%     -13.07%
--------------------------------------------------------------------------------
(1) Prior to September 30, 2008, the Fund's underlying index was the Benchmarks By Design High Income Index. Returns for this index are not shown because the index ceased publication on September 30, 2008.

(2) Returns for the S&P Global Dividend Opportunities Index are not shown for the period covering since the Fund's inception on June 25, 2007 because the Index commenced publication on January 25, 2008.
--------------------------------------------------------------------------------

MANAGEMENT

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC).

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig, Managing Director, Portfolio Management and Supervision, has managed the Fund's portfolio since its inception, and Mr. Kanuri, Vice President, ETF Portfolio Management, has managed the Fund's portfolio since May 2010.

PURCHASE AND SALE OF SHARES

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 80,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

                                                                  PROSPECTUS | 9

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ADDITIONAL INFORMATION ABOUT THE FUND'S
STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

INDEX METHODOLOGY

The Dividend Opportunities Index tracks the performance of common stocks and ADRs listed on the exchanges of the countries included in the S&P Global BMI. Derivatives, structured products, over-the-counter listings, mutual funds and exchange-traded funds are excluded from the Index.

The Index methodology employs a yield-driven weighting scheme that weights the highest yielding securities most heavily subject to constraints that seek to provide diversification across individual securities, sectors and countries in the manner set forth below. S&P calculates the Index on both a total return and net return basis. The Index is rebalanced semi-annually after the close of the 3rd Friday of January and July, respectively.

INDEX CONSTRUCTION

1. The universe from which the Index constituents are drawn includes all dividend paying common stocks, and ADRs listed on the exchanges of the countries included in the S&P Global BMI. Derivatives, structured products, over-the-counter listings, mutual funds and exchange-traded funds are not eligible for inclusion in the Index.

2. Investability Criteria. The universe is narrowed down to an investable universe based on the following criteria, which for ADRs is determined based on an evaluation of the underlying security:

     o Stocks must have a minimum total market capitalization of U.S. $1.0 billion and a minimum float adjusted market capitalization of U.S. $ 600 million for developed market stocks and U.S. $300 million for emerging market stocks, as of the rebalancing reference date.

     o Stocks must have a minimum three-month average daily value traded of U.S. $5 million as of the rebalancing reference date.

     o Stocks must be listed on the exchanges of those countries included in the S&P Broad Market Index that allow free inkind transfer of shares.

3. Stability Criteria. The investable universe of stocks that meet the criteria set forth above, which for ADRs is determined based on an evaluation of the underlying security, is further screened for two stability factors to form the universe from which the Index constituents are ultimately selected:


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     o    Based upon an evaluation of a company's current year earnings per share as compared to its earnings per share three years prior, stocks must have a cumulative 3-year earnings growth.

     o Stocks must be profitable (as measured by positive earning per share before extraordinary items) over the latest 12-month period, as of the reference date.

4. Constituent Selection. All stocks in the universe that meet all of the above criteria, which for ADRs is determined based on an evaluation of the underlying security, are sorted on the basis of annual dividend yield, excluding special and extraordinary dividends, declared during the prior four quarters. At the time of each rebalance, if an existing constituent is included within the 200 highest yielding stocks, it will remain in the Index. If an existing constituent is not included among the 200 highest yielding stocks, the constituent is removed from the Index and is replaced with the next largest stock that is included within the 100 highest yielding stocks. Index constituents are weighted such that the yield of the Index is maximized by weighting the highest yielding stocks most heavily while meeting the following criteria: no single country or sector can have more than a 25% weight in the Index at each semi-annual rebalancing; total emerging market exposure is limited to a maximum of 15%; total income trust exposure is limited to a maximum of 10%; and no single stock can have a weight of more than 3% and not less than 0.05% in the Index.

NON-PRINCIPAL INVESTMENT STRATEGIES

As a principal investment strategy and as described above, the Fund will normally invest at least 90% of its total assets in component securities that comprise the Index. As non-principal investment strategies, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to its Index, and in managing cash flows, but will not be used for hedging purposes. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to the Fund's Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. The Fund may lend its portfolio securities in an amount up to 33 1 / 3% of its assets, but the Fund

                                                                 PROSPECTUS | 11
currently expects to only lend its portfolio securities to a much more limited extent. Securities lending is not a principal investment strategy of the Fund.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval.

NON-PRINCIPAL RISK CONSIDERATIONS

In addition to the principal risks described previously, there are certain non-principal risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable.
In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Leverage. To the extent that the Fund borrows money in the limited circumstances described above under "Non-Principal Investment Strategies," it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

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INVESTMENT MANAGEMENT SERVICES

INVESTMENT ADVISER

Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser") (formerly known as Claymore Advisors, LLC), a wholly-owned subsidiary of Guggenheim Funds Services Group Inc. ("Guggenheim Funds Group") (formerly known as Claymore Group Inc.), acts as the Fund's investment adviser pursuant to an advisory agreement with the Trust (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributors") (formerly known as Claymore Securities, Inc.) currently offers closed-end funds, unit investment trusts and exchange-traded funds. Guggenheim Funds Group is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, the Fund pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.50% of the Fund's average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

The Fund's Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2013. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into an Expense Agreement in which the Investment Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.60% (excluding the expenses set forth above). For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

In addition to advisory fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

                                                                 PROSPECTUS | 13

APPROVAL OF ADVISORY AGREEMENT

A discussion regarding the basis for the Board of Trustees' approval of the continuance of the Advisory Agreement in 2010 will be available in the semi-annual report to shareholders to be dated November 30, 2010.

PORTFOLIO MANAGEMENT

The portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed the Fund's portfolio since its inception, and Mr. Kanuri has managed the Fund's portfolio since May 2010.

Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors and joined Guggenheim Funds Distributors in October of 2006. Prior to joining Guggenheim Funds Distributors, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Fund.

14 |

PURCHASE AND REDEMPTION OF SHARES

GENERAL

The Shares will be issued or redeemed by the Fund at net asset value per Share only in Creation Unit size.

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. The Fund may liquidate and terminate at any time. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund will trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca symbol LVL.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 80,000 Shares.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

                                                                 PROSPECTUS | 15

HOW TO BUY AND SELL SHARES

PRICING FUND SHARES

The trading price of the Fund's shares on the NYSE Arca may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local closing prices and may not reflect events that occur subsequent to the local market's close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The net asset value per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Shares will not be priced on regular national holidays or other days on which the NYSE is closed. NAV per Share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE Arca, on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by the Investment Adviser by a method that the Investment Adviser believes accurately reflects fair value, pursuant to policies adopted by the Board of Trustees and subject to the ultimate supervision of the Board of Trustees. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

16 |

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

CREATION UNITS

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

HOW TO BUY SHARES

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed by or through a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust and the distributor, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP") and must be in proper form pursuant to the requirements regarding submission and logistics set forth in such agreement. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any

                                                                 PROSPECTUS | 17

Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

A fixed creation transaction fee of $3,000 per transaction (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

LEGAL RESTRICTIONS ON TRANSACTIONS IN
CERTAIN SECURITIES

An investor subject to a legal restriction with respect to a particular securities required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

REDEMPTION OF SHARES

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund's custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

18 |

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE Arca (normally 4:00 p.m. Eastern time) in order to receive that day's closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $3,000 per transaction (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

DISTRIBUTIONS

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund's income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as "distributions."

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. Some portion of each distribution may result in a return of capital. Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

DISTRIBUTION PLAN AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by

                                                                 PROSPECTUS | 19
the Board of Trustees, and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority. The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Fund's Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund's shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

FUND SERVICE PROVIDERS

Guggenheim Funds Advisors is the administrator of the Fund.

The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Ernst & Young LLP serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER

S&P is the Index Provider for the Guggenheim S&P Global Dividend Opportunities Index ETF. S&P is not affiliated with the Trust, the Investment Adviser or the distributor. The Investment Adviser has entered into a license agreement with S&P to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Investment Adviser.

20 |

DISCLAIMERS

The "S&P Global Dividend Opportunities Index" is a trademark of S&P and has been licensed for use by the Investment Adviser. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in Shares of the Fund.

The Guggenheim S&P Global Dividend Opportunities Index ETF and its Shares are not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. S&P's only relationship to the Investment Adviser is the licensing of certain trademarks and trade names of S&P and of the Index, which is determined, composed and calculated by S&P without regard to the Investment Adviser or the Fund. S&P has no obligation to take the needs of the Investment Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of the prices of the Shares of the Fund or the timing of the issuance or sale of such Shares or in the determination or calculation of the equation by which the Shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Fund or its Shares.

S&P and the Investment Adviser do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and S&P and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

o The Fund makes distributions,

o You sell your Shares listed on the NYSE Arca, and

o You purchase or redeem Creation Units.


                                                                 PROSPECTUS | 21

TAXES ON DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without future Congressional action, the maximum rate of long-term capital gain will return to 20% in 2011. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of the Fund's total assets at the end of its taxable year will consist of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes.

If you are not a citizen or permanent resident of the United States, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

TAXES ON EXCHANGE-LISTED SHARES SALES

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss

22 |
realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

An authorized purchaser who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund's portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

                                                                 PROSPECTUS | 23

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

24 |

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                                                                 PROSPECTUS | 25

GUGGENHEIM S&P GLOBAL DIVIDEND OPPORTUNITIES
INDEX ETF

(Previously named Claymore/S&P Global Dividend Opportunities Index ETF prior to September 24, 2010 and Claymore/BBD High Income Index ETF prior to September 30, 2008)

                                                                                           FOR THE
                                                                                            PERIOD
                                                      FOR THE YEAR    FOR THE YEAR   JUNE 25, 2007**
 PER SHARE OPERATING PERFORMANCE                             ENDED           ENDED         THROUGH
 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD        MAY 31, 2010    MAY 31, 2009    MAY 31, 2008
----------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                    $   11.55      $    19.37       $   24.98
----------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                           0.76            0.88            1.56
   Net realized and unrealized gain (loss)                    1.51           (7.98)          (5.78)
----------------------------------------------------------------------------------------------------
     Total from investment operations                         2.27           (7.10)          (4.22)
----------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                     (0.63)          (0.72)          (1.18)
   Return of capital                                            --              --           (0.21)
----------------------------------------------------------------------------------------------------
   Total distribution to shareholders                        (0.63)          (0.72)          (1.39)
----------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                          $   13.19      $    11.55       $   19.37
====================================================================================================
 MARKET VALUE, END OF PERIOD                             $   13.15      $    11.24       $   19.38
====================================================================================================
 TOTAL RETURN *(b)
 Net asset value                                            19.97%         -37.12%         -16.98%
 RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                 $  12,665      $    5,542       $   5,810
   Ratio of net expenses to average net assets*              0.65%           0.66%           1.54%(c)
   Ratio of net investment income (loss) to
     average net assets*                                     5.47%           7.62%           8.20%(c)
   Portfolio turnover rate (d)                                 34%            181%             84%
* If certain expenses had not been waived or
   reimbursed by the Adviser, total return would
   have been lower and the ratios would have
   been as follows:
     Ratio of total expenses to average net assets           2.15%           2.97%           4.36%(c)
     Ratio of net investment income (loss) to average
       net assets                                            3.97%           5.31%           5.38%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

26 |

PREMIUM/DISCOUNT INFORMATION

Information about the differences between the daily market price on secondary markets for Shares and the NAV of the Fund can be found at www.guggenheimfunds.com.

TOTAL RETURN INFORMATION

Information about the total return of the Fund's Index (which, prior to September 30, 2008, was the "Benchmarks By Design High Income Index") in comparison to the total return of the Fund can be found at www.guggenheimfunds.com.

                                                                 PROSPECTUS | 27

FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
o Call your broker
o www.guggenheimfunds.com


DEALERS
o www.guggenheimfunds.com
o Distributor Telephone: (800) 345-7999


INVESTMENT ADVISER
Guggenheim Funds Investment Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

DISTRIBUTOR
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
155 North Wacker Dr.
Chicago, Illinois 60606

                                                                 PROSPECTUS | 31

A Statement of Additional Information dated September 30, 2010, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's shareholder reports or the Statement of Additional Information by calling 1-800-345-7999. Free copies of the Fund's shareholder reports and the Statement of Additional Information are available from our website at www.guggenheimfunds.com.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.


PROSPECTUS

Distributor
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

SEPTEMBER 30, 2010

Investment Company Act File No. 811-21906.





GUGGENHEIM
                                                                ETF-PRO-LVL-0910

Logo:
GUGGENHEIM

Graphic:

ETF
          PROSPECTUS

          Claymore U.S. Capital Markets
          Bond ETF
          NYSE Arca Ticker Symbol: UBD

          Claymore U.S. Capital Markets
          Micro-Term Fixed Income ETF
          NYSE Arca Ticker Symbol: ULQ

          Graphic: EXCHANGE-TRADED FUNDS

          SEPTEMBER 30, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
                                                               PAGE
Summary Information                                              3
     Claymore U.S. Capital Markets Bond ETF                      3
     Claymore U.S. Capital Markets Micro-Term Fixed Income ETF  11
Additional Information About the Funds' Strategies and Risks    19
Non-Principal Investment Strategies                             23
Non-Principal Risk Considerations                               24
Disclosure of Portfolio Holdings                                24
Investment Management Services                                  25
Purchase and Redemption of Shares                               28
How to Buy and Sell Shares                                      29
Frequent Purchases and Redemptions                              33
Fund Service Providers                                          33
Index Providers                                                 34
Disclaimers                                                     34
Federal Income Taxation                                         35
Tax-Advantaged Product Structure                                37
Other Information                                               37
Financial Highlights                                            38

2 |

Summary Information

Claymore U.S. Capital Markets Bond ETF (UBD)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of a fixed income securities index called CPMKTB -- The Capital Markets Bond Index(SM) (the "CPMKTB Index" or the "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Effective November 1, 2010 (or as soon as possible thereafter upon receipt of necessary regulatory approvals from the Securities and Exchange Commission), the name of the Claymore U.S. Capital Markets Bond ETF will change to Guggenheim Enhanced Core Bond ETF and its ticker symbol will change to GIY. At that time, the Claymore U.S. Capital Markets Bond ETF will change its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of the CPMKTB Index. Instead, the Fund will cease to operate as an index-based exchange-traded fund ("ETF"), and will begin to operate as an actively-managed ETF. After the Fund becomes an actively-managed ETF, the Guggenheim Enhanced Core Bond ETF's investment objective will be to seek total return, comprised of income and capital appreciation. So long as and to the extent it is required by applicable law, the Fund will not change its new investment objective, unless it provides shareholders with at least 60 days' written notice of such change.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

==================================================================================
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
----------------------------------------------------------------------------------
Management Fees                                                              0.20%
----------------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                                       --%
----------------------------------------------------------------------------------
Other expenses                                                               2.56%
----------------------------------------------------------------------------------
Total annual Fund operating expenses                                         2.76%
----------------------------------------------------------------------------------
Expense Reimbursements(2)                                                    2.44%
----------------------------------------------------------------------------------
Total annual Fund operating expenses
    after Expense Reimbursements                                             0.32%
----------------------------------------------------------------------------------

(1.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently

                                                                  PROSPECTUS | 3
paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

(2.) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.27% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ONE YEAR            THREE YEARS         FIVE YEARS          TEN YEARS
------------------------------------------------------------------
$33                 $157                $858                $2,737

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended May 31, 2010, the Fund's portfolio turnover rate was 505% of the average value of its portfolio.

Principal Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the CPMKTB Index. The Index is a total return index comprised of 4,617 long-term U.S. investment grade fixed income securities as of August 31, 2010. The number of securities included in the Index has ranged from approximately 5,100 to 7,800 securities in the previous ten year period; however, the number of securities included in the Index varies from month to month and may be higher or lower than the historical range. Securities eligible for inclusion in the Index, as determined by Dorchester Capital Management LLC ("Dorchester" or the "Index Provider") are long-term fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation), including U.S. Treasury securities, U.S. federal agency and other government sponsored entities' fixed income securities, investment grade U.S. corporate fixed income securities

4 |
and U.S. agency mortgage pass-through securities such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") that are backed by pools of mortgages. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. The Index methodology is published at www.cpmkts.com. The Fund will normally invest at least 80% of its total assets in fixed income securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. fixed income securities. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in these policies or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Index is reconstituted monthly. As a result of this monthly reconstitution, the Fund may experience frequent turnover of its portfolio securities.

Mellon Capital Management Corporation ("Mellon Capital" or the "Investment Sub-adviser") seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.

The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Sub-adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Sub-adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Sub-adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

The Fund's Board of Trustees approved changes to the Fund's investment policies, which will also take effect when the Fund converts to an actively-managed ETF, such that the Fund will normally invest at least 80% of its net assets in fixed income securities. In attempting to achieve its investment objective, the Guggenheim Enhanced Core Bond ETF will use a quantitative strategy in attempting to achieve risk-adjusted returns in excess of the Barclays Aggregate Bond Index (the "Barclays Index") while maintaining a low risk profile versus the Barclays Index. The quantitative strategy attempts to identify relative mispricing among the instruments of a given asset class and estimate future returns which may arise from the correction of these mispricing levels. The quantitative portfolio construction process then attempts to maximize expected return due to issue-specific mispricing while controlling for interest rate and credit spread (i.e., differences in yield between different debt instruments arising from differences in credit risk) risks. Following the Fund's conversion to an actively-managed ETF, Mellon Capital will no longer serve as Investment Sub-adviser.

                                                                  PROSPECTUS | 5

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Asset Class Risk. The bonds in the Fund's portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund's having to reinvest proceeds at lower interest rates, resulting in a decline in the Fund's income.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by certain U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and share price.

Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of an underlying asset such as a security or index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund's performance may suffer from its inability to invest in higher yielding securities.

Foreign Issuers Risk. The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self- sufficiency and balance of payment options.

6 |

Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income to decline.

Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Mortgage-Backed Securities Risk. The Fund may invest in mortgage-backed securities issued by FNMA, GNMA or FHLMC. Mortgage-backed securities are subject to prepayment risk and extension risk (as described above) and may react differently to changes in interest rates than other bonds, which may significantly reduce their value. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and thus could result in losses to the Fund.

There is also risk associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the FNMA and the FHLMC under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the

                                                                  PROSPECTUS | 7
securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' securities. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of the Index, and therefore the Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other ETFs that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Since the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index. This would also be the case if the Fund otherwise holds investments other than those which comprise the Index.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value than would be the case if the Fund held all of the securities in the Index.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

8 |

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.


Bar chart:
2009      4.69%

The Fund's year-to-date total return was 5.09% as of June 30, 2010.

During the calendar year ended December 31, 2009, the Fund's highest and lowest calendar quarter returns were 5.83% and -1.49%, respectively, for the quarters ended December 31, 2008 and June 30, 2008.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

                                                                             SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                     INCEPTION
PERIOD ENDED DECEMBER 31, 2009                              1 YEAR       (2/12/08)
----------------------------------------------------------------------------------
Returns Before Taxes                                        4.69%           4.06%
Returns After Taxes on Distributions                        3.22%           2.88%
Return After Taxes on Distributions and Sale of Fund Shares 3.04%           2.77%
CPMKTB Index (reflects no deduction for fees,
  expenses or taxes)                                        -1.34%          1.70%
Barclays Capital U.S. Aggregate Bond Index (reflects
  no deduction for fees, expenses or taxes)                 5.93%           4.99%
----------------------------------------------------------------------------------

Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC)

INVESTMENT SUB-ADVISER. Mellon Capital Management Corporation

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are David C. Kwan and Zandra Zelaya. Mr. Kwan and Ms. Zelaya have managed the Fund's portfolio since its inception.

                                                                  PROSPECTUS | 9

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units principally in-kind. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

10 |

Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (ULQ)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of a money market and micro-term fixed income securities index called CPMKTL -- The Capital Markets Liquidity Index (the "CPMKTL Index" or the "Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Effective November 1, 2010 (or as soon as possible thereafter upon receipt of necessary regulatory approvals from the Securities and Exchange Commission), the name of the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF will change to Guggenheim Enhanced Ultra-Short Bond ETF and its ticker symbol will change to GSY. At that time, the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF will change its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of the CPMKTL Index. Instead, the Fund will cease to operate as an index-based ETF, and will begin to operate as an actively-managed ETF. After the Fund becomes an actively-managed ETF, the Guggenheim Enhanced Ultra-Short Bond ETF's investment objective will be to seek maximum current income, consistent with preservation of capital and daily liquidity. So long as and to the extent it is required by applicable law, the Fund will not change its new investment objective, unless it provides shareholders with at least 60 days' written notice of such change.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

===========================================================================
ANNUAL FUND OPERATING EXPENSES (expenses that you pay as a percentage of the value of your investments)
---------------------------------------------------------------------------
Management Fees                                                       0.20%
---------------------------------------------------------------------------
Distribution and service (12b-1) fees(1)                               --%
---------------------------------------------------------------------------
Other expenses                                                        0.82%
---------------------------------------------------------------------------
Total annual Fund operating expenses                                  1.02%
---------------------------------------------------------------------------
Expense Reimbursements(2)                                             0.70%
---------------------------------------------------------------------------
Total annual Fund operating expenses after
 Expense Reimbursements                                               0.32%
---------------------------------------------------------------------------

(1.) The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus.

                                                                 PROSPECTUS | 11

(2.) The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, a portion of the Fund's licensing fees, offering costs up to 0.25% of average net assets, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.27% of average net assets per year (the "Expense Cap"), at least until December 31, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ONE YEAR            THREE YEARS         FIVE YEARS          TEN YEARS
---------------------------------------------------------------------
$33                 $157                $458                $1,314

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended May 31, 2010, the Fund did not experience any portfolio turnover.

Principal Investment Strategies

The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before the Fund's fees and expenses, the performance of the CPMKTL Index. The Fund is not a money market fund and thus does not seek to maintain a stable net asset value of $1.00 per share. The Index is a total return index comprised of 1,039 micro-term U.S. investment grade fixed income securities and money market instruments as of August 31, 2010. The number of securities included in the Index has ranged from approximately 1,000 to 2,350 in the previous ten year period; however, the number of securities included in the Index varies from month to month and may be higher or lower than the historical range. The Index includes micro-term U.S. Treasury fixed income securities, micro-term U.S. federal agency and other government sponsored entities fixed income securities, micro-term investment grade U.S. corporate fixed income securities, commercial paper, bankers acceptances, large time deposits, and U.S. federal agency discount notes as determined by Dorchester Capital Management LLC ("Dorchester" or the "Index Provider"). The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations,

12 |
governments, agencies and supra-national agencies. The Index Provider defines "micro-term" fixed income securities as those with a redemption date of less than a year from the start of the month, as determined by yield to worst calculation. The Index methodology is published at www.cpmkts.com. The Fund will normally invest at least 80% of its total assets in fixed income securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. fixed income securities. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in these policies or the Index. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Investment Sub-adviser seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the total return of the Index less any expenses or distributions. A figure of 1.00 would represent perfect correlation.

The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Investment Sub-adviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These include maturity, credit quality and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. However, the Fund may use replication to achieve its objective if practicable. There may also be instances in which the Investment Sub-adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index which the Investment Sub-adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index. In addition, from time to time securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index.

The Fund's Board of Trustees approved changes to the Fund's investment policies, which will also take effect when the Fund converts to an actively-managed ETF, such that the Fund will normally invest at least 80% of its net assets in fixed income securities. In attempting to achieve its investment objective, the Guggenheim Enhanced Ultra-Short Bond ETF will use a low duration strategy to seek to outperform the Barclays Capital 1-3 Month U.S. Treasury Bill Index in addition to providing returns in excess of those available in U.S. Treasury bills, government repurchase agreements and money market funds, while providing preservation of capital and daily liquidity. The Guggenheim Enhanced Ultra-Short Bond ETF expects, under normal circumstances, to hold a diversified portfolio of fixed income instruments of varying maturities, but that have an average duration of less than 1 year. Following the Fund's conversion to an actively-managed ETF, Mellon Capital will no longer serve as Investment Sub-adviser.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund is not a money market fund and thus does not seek to maintain a stable net asset value of $1.00 per share.

                                                                 PROSPECTUS | 13

Asset Class Risk. The bonds in the Fund's portfolio may underperform the returns of other bonds or indexes that track other industries, markets, asset classes or sectors. Different types of bonds and indexes tend to go through different performance cycles than the general bond market.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund's income.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by certain U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund's income and share price.

Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of an underlying asset such as a security or index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund's performance may suffer from its inability to invest in higher yielding securities.

Foreign Issuers Risk. The Fund may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital investment, resource self- sufficiency and balance of payment options.

Income Risk. Income risk is the risk that falling interest rates will cause the Fund's income to decline.

Interest Rate Risk. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations.

14 |

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Financial Services Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government's placement of the FNMA and the FHLMC under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies' securities. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value than would be the case if the Fund held all of the securities in the Index.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary on a monthly basis, the Fund's costs associated with rebalancing may be greater than those incurred by other ETFs that track indices whose composition changes less frequently.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Since the Fund utilizes a sampling approach, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same

                                                                 PROSPECTUS | 15
weightings as the Index. This would also be the case if the Fund otherwise holds investments other than those which comprise the Index.

Risk of Cash Transactions. Unlike most ETFs, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gains on these sales, this generally will cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gains sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

Replication Management Risk. Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fund Performance

The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compare with those of a broad measure of market performance.

16 |

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at www.guggenheimfunds.com.

Bar chart:
2009     -0.06%


The Fund's year-to-date total return was 0.00% as of 6/30/10.

During the calendar year ended December 31, 2009, the Fund's highest and lowest calendar quarter returns were 0.16% and -0.22%, respectively, for the quarters ended June 30, 2009 and March 31, 2009.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares of the Fund in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

                                                                             SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR THE                                     INCEPTION
PERIOD ENDED DECEMBER 31, 2009                              1 YEAR       (2/12/08)
----------------------------------------------------------------------------------
Returns Before Taxes                                        -0.06%           0.89%
Returns After Taxes on Distributions                        -0.15%           0.50%
Return After Taxes on Distributions and Sale of Fund Shares -0.04%           0.53%
CPMKTL Index (reflects no deduction for fees,
  expenses or taxes)                                        -0.38%           1.31%
Barclays Capital 1-3 Month U.S. Treasury Bill Index
  (reflects no deduction for fees, expenses or taxes)        0.15%           0.82%
---------------------------------------------------------------------------------

                                                                 PROSPECTUS | 17

Management

INVESTMENT ADVISER. Guggenheim Funds Investment Advisors, LLC (formerly known as Claymore Advisors, LLC)

INVESTMENT SUB-ADVISER. Mellon Capital Management Corporation

PORTFOLIO MANAGERS. The portfolio managers who are currently responsible for the day-today management of the Fund's portfolio are David C. Kwan and Zandra Zelaya. Mr. Kwan and Ms. Zelaya have managed the Fund's portfolio since its inception.

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 100,000 Shares. Creation Unit transactions are typically constructed in exchange for cash.. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the NYSE Arca, Inc. ("NYSE Arca") and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains.

18 |

Additional Information About the Funds' Strategies and Risks

Investment Objective

Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Index Methodology

CPMKTB -- THE CAPITAL MARKETS BOND INDEX(SM)

The Index is designed to represent the traditional investment grade securities in the United States long-term fixed income capital markets. Securities eligible for inclusion in the Index are long-term fixed income securities, including long-term U.S. Treasury fixed income securities, long-term U.S. federal agency and other government-sponsored entities' fixed income securities, long-term investment grade U.S. corporate fixed income securities, and long-term government-sponsored enterprise backed mortgage pooled securities. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range. The Index is reconstituted monthly.

The Index is designed to be a long-term measure of the performance of the U.S. investment grade bond markets. The Index is part of the CPMKTS(SM) family of indexes that is designed to measure the major components of the U.S. investment grade fixed income securities and the common stocks in the capital markets. The CPMKTS(SM) family of indexes includes the Index and the following additional indexes: CPMKTE -- The Capital Markets Equity Index(SM), which is designed to be a long-term measure of the U.S. common stock markets; CPMKTL -- The Capital Markets Liquidity Index(SM), which is designed to be a long-term measure of the U.S. investment grade micro-term fixed income and money markets; and CPMKTS -- The Capital Markets Index(SM), which is designed to be a long-term measure of the U.S. investment grade capital markets as represented by the CPMKTB, CPMKTE, and CPMKTL indexes.

CPMKTL -- THE CAPITAL MARKETS LIQUIDITY INDEX(SM)

The Index is designed to represent the traditional investment grade securities in the U.S. money markets and in the micro-term fixed income capital markets. The Index includes micro-term U.S. Treasury fixed income securities, micro-term U.S. federal agency and other government sponsored entities; fixed income securities, micro-term investment grade U.S. corporate fixed income securities, commercial paper, bankers acceptances, large time deposits, and U.S. federal agency discount notes. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: zero to three months, three to

                                                                 PROSPECTUS | 19
six months, six to nine months, and nine months to one year. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range. The Index is reconstituted monthly.

The Index is designed to be a long-term measure of the performance of the U.S. investment grade liquidity markets. It is part of the CPMKTS(SM) family of indexes that is designed to measure the major components of the U.S. investment grade fixed income securities and the common stocks in the capital markets. This family includes the Index and the following additional indexes: CPMKTE -- The Capital Markets Equity Index(SM), which is designed to be a long-term measure of the U.S. common stock markets; CPMKTB -- The Capital Markets Bond Index(SM), which is designed to be a long-term measure of the long term U.S. investment grade fixed income markets; and CPMKTS -- The Capital Markets Index(SM), which is designed to be a long-term measure of the U.S. investment grade capital markets as represented by the CPMKTB, CPMKTE, and CPMKTL indexes.

Index Construction

CPMKTB -- THE CAPITAL MARKETS BOND INDEX(SM)

1. The Index is reconstituted monthly. The Index constituents are determined based on closing data on the fifth business day before the start of the month. Index constituents are finalized on the last calendar day before the beginning of the month and go into effect on the first day of the new month.

2. All long-term U.S. Treasury fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation) are included in the Index. U.S. Treasury Inflation-Protected Securities ("TIPS") are not included.

3. A selection of long-term U.S. federal agency fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation) are selected as Index constituents using a rules-based methodology. The methodology is designed to select representative issues from each of the five largest agencies and government sponsored entities: FNMA, Federal Home Loan Banks ("FHLB"), FHLMC, Federal Farm Credit Banks ("FFCB"), and the SLM Corporation ("SLMA"), as well as fixed income securities from other federal agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected for inclusion in the Index from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

4. A selection of long-term investment grade U.S. corporate fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by yield to worst calculation) are selected as Index constituents using a rules-based methodology. The rules-based methodology is designed to select securities ensuring a diversity of industry, duration, and rating. Seven industry classifications are represented: consumer goods, consumer services, manufacturing and wholesale trade, mining and construction,


20 |
     transportation and utilities, financial and insurance, and business services. Ratings from the major rating agencies are employed by Dorchester to assign securities to one of six rating tiers based upon a rules-based methodology. Four of these tiers are for investment grade issues, one for high yield issues, and the final one for non-rated issues. Only securities from the four investment grade tiers are considered for inclusion in the Index. To ensure a diversity of duration securities are selected in each of the following maturity ranges: one to two and a half years, two and a half to four years, four to six years, six to eight years, eight to twelve years, twelve to twenty years, and greater than twenty years. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

5. Using a rules-based methodology, long-term mortgage pass-through securities ("MBS") issued by federal agencies are selected which have a fixed rate coupon, maturity date greater than 1 year from the start of the month, and which currently are trading in "TBA transactions.""TBA transactions" are purchases or sales of MBS for future settlement at an agreed-upon date. TBA transactions aid in the liquidity and pricing efficiency of MBS because they enable different MBS with similar characteristics to be traded interchangeably according to commonly observed settlement and delivery conventions.

     Eligible pools are grouped into generic securities ("Mortgage Generic") based on the agency's program, current coupon and production year. The programs considered are 5 year balloons, 7 year balloons, 15 year fixed and 30 year fixed taken from the FHLMC, FNMA and GNMA programs. Coupon values are designed to represent a majority of the market and the range of allowable values is updated monthly.

6. The weight of each of the Index constituents is set based upon modified market value on the last calendar day before the start of the month. The market value is modified based upon regularly published statistics from the Federal Reserve Board.


CPMKTL -- THE CAPITAL MARKETS LIQUIDITY INDEX(SM)

1. The Index is reconstituted monthly. The Index constituents are determined on the fifth business day before the start of the month and go into effect on the first day of the month.

2. Money market instruments that are potential Index constituents include 90 day bankers acceptances, 90 day certificate of deposit, 180 day certificate of deposit, 30 day commercial paper, 60 day commercial paper, 90 day commercial paper, 30 day United States federal agency discount notes, 60 day United States federal agency discount notes, and 90 day United States federal agency discount notes.

3. All micro-term U.S. Treasury fixed income securities (defined as those with redemption dates less than a year from the start of the month, as determined by yield to worst calculation) are selected as Index constituents. TIPS are not included.

4. A selection of U.S. federal agency fixed income securities (defined as those with redemption dates within one year from the start of the month as determined by a yield to worst calculation) are selected as Index constituents. The methodology is designed to select representative issues from each of the five largest agencies


                                                                 PROSPECTUS | 21
     and government sponsored entities: FNMA, GNMA, FHLMC, FFCS, and SLMA, as well as fixed income issues from other federal agencies. Securities are selected to ensure a diversity of duration by selecting securities in each of the following maturity ranges: zero to three months, three to six months, six to nine months, and nine months to one year. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

5.   Micro-term investment grade U.S. corporate fixed income securities
     (defined as those with redemption dates less than one year from the start of the month as determined by the yield to worst calculation) are selected as Index constituents.The Index methodology is designed to select securities ensuring a diversity of industry, duration, and rating. Seven industry classifications are represented: consumer goods, consumer services, manufacturing and wholesale trade, mining and construction, transportation and utilities, financial and insurance, and business services. Ratings from the major U.S. rating agencies are employed by the Index Provider to assign securities to one of six rating tiers based upon a rules-based methodology. Four of these tiers are for investment grade issues, one for high yield issues, and the final one for non-rated issues. Only securities from the four investment grade tiers are considered for inclusion in the Index. To ensure a diversity of duration, securities are selected in each of the following maturity ranges: zero to three months, three to six months, six to nine months, and nine months to one year. Securities are selected from each maturity range such that each range is represented by total assets proportional to the relative market value of each maturity range.

6. The weight of each Index constituent is set based upon modified market value on the last calendar day before the start of the month. The market value is modified based upon regularly published statistics from the Federal Reserve Board and the Federal Deposit Insurance Corporation.


22 |

Non-Principal Investment Strategies

As a principal investment strategy and as described above, each Fund will normally invest at least 80% of its total assets in component securities that comprise its respective Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise its respective Index. As non-principal investment strategies, the Funds may invest their remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or security index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Index, and in managing cash flows but will not be used for hedging purposes. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential securities market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to each Fund's Index to be reflected in the portfolio composition of the Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis. Each Fund may lend its portfolio securities in an amount up to 33 1/3% of its assets, but each Fund currently expects to only lend its portfolio securities to a much more limited extent. Securities lending is not a principal investment strategy of the Funds.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees without shareholder approval.

                                                                 PROSPECTUS | 23

Non-Principal Risk Considerations

In addition to the principal risks described previously, there are certain non-principal risks related to investing in the Funds.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca, necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of a Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Investment Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Leverage. To the extent that a Fund borrows money in the limited circumstances described above under "Non-Principal Investment Strategies," it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities.

Disclosure of Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

24 |

Investment Management Services

Investment Adviser

Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser") (formerly known as Claymore Advisors, LLC), a wholly-owned subsidiary of Guggenheim Funds Services Group Inc. ("Guggenheim Funds Group") (formerly known as Claymore Group Inc.), acts as each Fund's investment adviser pursuant to an advisory agreement with the Trust (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributors") (formerly known as Claymore Securities, Inc.) currently offers exchange-traded funds, unit investment trusts and closed-end funds. Guggenheim Funds Group is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"), a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

Pursuant to the Advisory Agreement, each Fund pays the Investment Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.20% each Fund's average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

The Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, a portion of each Fund's licensing fees, offering costs (up to 0.25% of average net assets), brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund's business) from exceeding the 0.27% percentage of average net assets per year of each Fund, at least until December 31, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The offering costs excluded from the 0.27% Expense Cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Agreement, in which the Investment Adviser has agreed to reimburse certain operating expenses of each Fund in order to maintain the expense ratio of each Fund at or below 0.27% (excluding the expenses set forth above). For a period of five years subsequent to each Fund's commencement of operations, the Investment Adviser may recover from each Fund expenses reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

                                                                 PROSPECTUS | 25

In addition to advisory fees, each Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

Investment Sub-adviser

Mellon Capital acts as the Investment Sub-adviser to each of the Funds pursuant to a subadvisory agreement with the Investment Adviser (the "Subadvisory Agreement"). Mellon Capital is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors with its principal office located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. As of August 31, 2010, Mellon Capital had assets under management totaling approximately $175.2 billion. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Pursuant to the Subadvisory Agreement, the Investment Adviser pays the Investment Sub-adviser on a monthly basis a portion of the net advisory fees it receives from each Fund, at the annual rate of 0.08% of average net assets up to $200 million and 0.05% of average net assets over $200 million per Fund, with a minimum of $50,000 per Fund per year.

Approval of Advisory Agreement

A discussion regarding the Board of Trustees' approval of the continuance of the Advisory Agreement, and Subadvisory Agreement will be available in the semi-annual report to shareholders to be dated November 30, 2010.

Portfolio Management

Mellon Capital supervises and manages the investment portfolios of the Funds and directs the purchase and sale of each Fund's investment securities. Each of the Mellon Capital portfolio managers set forth below has managed each Fund's portfolio since its inception. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of each Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity.

The portfolios of the Funds are managed by Mellon Capital's Fixed Income Management team. The individual members of the team who are primarily responsible for the day-to-day management of those Fund's portfolios are:

26 |

David C. Kwan has been a Managing Director of Mellon Capital since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990. Mr. Kwan has 18 years of investment experience.

Zandra Zelaya has been a Vice President, Fixed Income at Mellon Capital since November 2007. She joined Mellon Capital in 1997 as equity trading assistant. Throughout the years she has held various positions in the Fixed Income Management group among which were: Associate Portfolio Manager from 1999 to January 2002, Senior Portfolio Manager 2002 to 2006 and Assistant Vice President from 2006 to her recent promotion as Vice President. Prior to joining Mellon Capital she worked as client support for fixed income analytics and managed the data analytics department at Gifford Fong Associates. Ms. Zelaya attained the Chartered Financial Analyst ("CFA") designation. She graduated with a B.S. from California State University, Hayward, California. She has 14 years of investment experience.

The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Funds he or she manages.

                                                                 PROSPECTUS | 27

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Funds at net asset value per Share only in Creation Unit size.

Most investors buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. The Funds may liquidate and terminate at any time. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that each Fund's Shares can be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds trade under the NYSE Arca symbols set forth in the chart below.

NAME OF FUND                                              NYSE ARCA TICKER SYMBOL
=================================================================================
Claymore U.S. Capital Markets Bond ETF                                   UBD
---------------------------------------------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                ULQ
---------------------------------------------------------------------------------

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Funds, and shareholders may tender their Shares for redemption directly to the Funds, only in Creation Units of 100,000, as discussed in the "Creations, Redemptions and Transaction Fees" section, which follows.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

28 |

How To Buy And Sell Shares

Pricing Fund Shares

The trading price of each Fund's shares on the NYSE Arca may differ from the Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Funds every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Funds because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

The net asset value per Share for each Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Shares will not be priced on regular national holidays or other days on which the NYSE is closed. NAV per Share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE Arca, on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Debt securities may also be valued based on price quotations or other equivalent indications of value provided by a third-party pricing service. Short-term securities for which market quotations are not readily available are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, including restricted securities, are valued by the Investment Adviser by a method that the Investment Adviser believes accurately reflects fair value, pursuant to policies adopted by the Board of Trustees and subject to the ultimate supervision of the Board of Trustees. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of a Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

                                                                 PROSPECTUS | 29

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Funds must have entered into an authorized participant agreement with the distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of securities constituting a substantial replication, or a representation, of the securities included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the National Securities Clearing Corporation, commonly referred to as NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

In order to purchase Creation Units of Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, an investor must generally deposit a cash payment.

Orders must be placed by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of The Depository Trust Company ("DTC Participant") that has entered into an agreement with the Trust and the distributor, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP") and must be in proper form pursuant to the requirements regarding submission and logistics set forth in such agreement. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Addidtional Information. All standard orders must be placed for one or more whole Creation Units of Shares of each Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

30 |

A fixed creation transaction fee of $1,000 per transaction for the Funds (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction.

An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds' custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Funds' portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

                                                                 PROSPECTUS | 31

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day's closing NAV per Share. In the case of certain custom orders, placed at the request of the AP and as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $1,000 per transaction for the Funds (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

Each Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Distribution Plan and Service Plan

The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

32 |

No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board of Trustees, and the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this Prospectus. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority. The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

Frequent Purchases and Redemptions

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds' shareholders when they considered that no restriction or policy was necessary. The Board noted that the Funds' Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. To the extent the Funds may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in dilution to the Funds and increased transaction costs, which could negatively impact the Funds' ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Funds' Shares trade at or close to NAV. In addition, the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Investment Adviser monitors orders from APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Investment Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the Funds' best interests.

Fund Service Providers

Guggenheim Funds Advisors is the administrator of the Funds.

The Bank of New York Mellon is the custodian and fund accounting and transfer agent for the Funds.

Dechert LLP serves as legal counsel to the Funds.

Ernst & Young LLP serves as each Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

                                                                 PROSPECTUS | 33

Index Providers

Dorchester Capital Management LLC is the Index Provider for Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF. Dorchester is not affiliated with the Trust, the Investment Adviser, the Investment Sub-adviser or the distributor. The Investment Adviser has entered into a license agreement with Dorchester to use each Index.

Each Fund is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Investment Adviser.

Disclaimers

The "CPMKTB--The Capital Markets Bond Index," and "CPMKTL--The Capital Markets Liquidity Index" are trademarks of Dorchester and have been licensed for use for certain purposes by the Investment Adviser. The Funds are not sponsored, endorsed, sold or promoted by Dorchester and Dorchester makes no representation regarding the advisability of investing in Shares of the Funds.

The Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF and their shares are not sponsored, endorsed, sold or promoted by Dorchester. Dorchester makes no representation or warranty, express or implied, to the shareholders of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of any data supplied by Dorchester to track general market performance. Dorchester's only relationship to the investment adviser is the licensing of each index, which are determined, composed and calculated by Dorchester without regard to the Investment Adviser, the funds or their shares. Dorchester has no obligation to take the needs of the Investment Adviser or the shareholders of the funds into consideration in determining, composing or calculating each index. Dorchester is not responsible for and has not participated in the determination of the timing of, prices at or quantities of the shares of the funds to be issued or in the determination or calculation of the equation by which the shares of the funds may be converted to cash. Dorchester has no obligation or liability in connection with the administration, marketing or trading of the funds or their shares. Dorchester shall not be under any obligation to advise any person of any error in any index. Due to the number of sources from which index content is obtained, and the inherent hazards of electronic distribution, there may be delays, omissions or inaccuracies in such content and each Index.

Each index and its content is provided "as is." Neither Dorchester nor any of its respective affiliates, agents and licensors warrants or guarantees the accuracy, completeness, currentness, noninfringement, merchantability or fitness for a particular purpose of each index or of the data used to calculate an index or the content available through an index, or the uninterrupted calculation or dissemination of an index. Neither Dorchester nor any of its affiliates, agents or licensors shall be liable for any loss or injury resulting directly from use of an index and caused in whole or part by contingencies beyond its control in procuring, compiling, interpreting, reporting or delivering an index and any content through such index. In no event will Dorchester or any of its affiliates, agents or licensors be liable for any decision made or action taken in reliance on such content or index.

34 |

Neither Dorchester nor any of its affiliates, agents and licensors shall be liable for any damages (including, without limitation, consequential, special, punitive, incidental, indirect, lost profits or similar damages) even if advised of the possibility of such damages. Except for the funds, there are no third party beneficiaries of any agreements or arrangements between Dorchester and the Investment Adviser.

The Investment Adviser and Investment Sub-adviser do not guarantee the accuracy and/or the completeness of each Index or any data included therein, and the Investment Adviser and Investment Sub-adviser shall have no liability for any errors, omissions or interruptions therein.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

o    Your Fund makes distributions,

o    You sell your Shares listed on the NYSE Arca, and

o    You purchase or redeem Creation Units.


Taxes on Distributions

Income dividends, if any, are distributed to shareholders monthly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that the holding period and other requirements are met by the Fund and the shareholder. Thereafter, without future Congressional action, the maximum rate of long-term capital gain will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

                                                                 PROSPECTUS | 35

If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An authorized purchaser who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund Shares. You are

36 |
advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on national securities exchanges, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in-kind and/or for cash in Creation Units at each day's next calculated NAV. To the extent Creation Units are created and redeemed in-kind, those arrangements are designed to protect ongoing shareholders from adverse effects on the Funds' portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas to the extent the Shares' are redeemed in-kind, such redemption mechanism, generally will not lead to a tax event for the Funds or their ongoing shareholders.

Other Information

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

                                                                 PROSPECTUS | 37

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request.

38 |

Claymore U.S. Capital Markets Bond ETF

                                                                                        FOR THE PERIOD
                                                        FOR THE         FOR THE      FEBRUARY 12, 2008**
 PER SHARE OPERATING PERFORMANCE                     YEAR ENDED      YEAR ENDED               THROUGH
 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD     MAY 31, 2010    MAY 31, 2009          MAY 31, 2008
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                  $  50.39        $  48.98               $  50.00
--------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                        1.03            1.04                   0.30
   Net realized and unrealized gain (loss)                 2.65            1.54                  (1.05)
--------------------------------------------------------------------------------------------------------
     Total from investment operations                      3.68            2.58                  (0.75)
--------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net investment income            (1.61)          (1.17)                 (0.27)
   Capital gains                                          (0.43)             --                     --
--------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                  (2.04)          (1.17)                 (0.27)
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                        $  52.03        $  50.39               $  48.98
--------------------------------------------------------------------------------------------------------
 MARKET VALUE, END OF PERIOD                           $  53.45        $  43.05               $  49.07
--------------------------------------------------------------------------------------------------------
 TOTAL RETURN* (b)
   Net asset value                                       7.43%            5.35%                 -1.50%
 RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)               $  5,203        $  5,039               $  4,898
   Ratio of net expenses to average net assets*           0.32%           0.50%                  0.57%(c)
   Ratio of net investment income (loss)
     to average net assets*                               2.00%           2.10%                  2.01%(c)
   Portfolio turnover rate (d)                             505%            499%                   112%
* If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
       Ratio of total expenses to average net assets      2.76%           3.05%                  3.58%(c)
       Ratio of net investment income (loss)
         to average net assets                           -0.44%          -0.45%                 -1.00%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


                                                                 PROSPECTUS | 39

Claymore U.S. Capital Markets Micro-Term Fixed Income ETF

                                                                                     FOR THE PERIOD
                                                        FOR THE         FOR THE   FEBRUARY 12, 2008**
 PER SHARE OPERATING PERFORMANCE                     YEAR ENDED      YEAR ENDED             THROUGH
 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD     MAY 31, 2010    MAY 31, 2009        MAY 31, 2008
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                  $  49.83        $  50.02            $  50.00
--------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)                        0.01            0.49               0.32
   Net realized and unrealized gain (loss)                (0.02)           0.03                  --
--------------------------------------------------------------------------------------------------------
     Total from investment operations                     (0.01)           0.52               0.32
--------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
   From and in excess of net
     investment income                                    (0.01)          (0.70)              (0.30)
   Return of capital                                      (0.01)          (0.01)                 --
--------------------------------------------------------------------------------------------------------
 Total distribution to shareholder                        (0.02)          (0.71)              (0.30)
--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                        $  49.80        $  49.83            $  50.02
--------------------------------------------------------------------------------------------------------
 MARKET VALUE, END OF PERIOD                           $  49.78        $  49.84            $  50.06
--------------------------------------------------------------------------------------------------------
 TOTAL RETURN* (b)
   Net asset value                                       -0.03%           1.05%               0.64%
 RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                $14,940        $  9,965            $  5,002
   Ratio of net expenses to average
     net assets**                                         0.32%           0.46%               0.57%(c)
   Ratio of net investment income to
     average net assets                                   0.01%        0.98%                  2.15%(c)
   Portfolio turnover rate (d)                               0%              0%                  0%
* If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
       Ratio of expenses to average net assets            1.02%           2.12%               3.80%(c)
       Ratio of net investment income (loss)
         to average net assets                           -0.69%          -0.68%              -1.08%(c)

**   Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.


40 |

Premium/Discount Information

Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheimfunds.com.

Total Return Information

Information about the total return of each Fund's Index in comparison to the total return of that Fund can be found at www.guggenheimfunds.com.

                                                                 PROSPECTUS | 41

For More Information

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

o    Call your broker

o    www.guggenheimfunds.com


DEALERS

o    www.guggenheimfunds.com

o    Distributor Telephone: (800) 345-7999


INVESTMENT ADVISER
Guggenheim Funds Investment Advisors, LLC
2455 Corporate West Drive
Lisle, Illinois 60532

INVESTMENT SUB-ADVISER
Mellon Capital Management Corporation
50 Fremont Street
San Francisco, California 94105

DISTRIBUTOR
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
155 North Wacker Dr.
Chicago, Illinois 60606

A Statement of Additional Information dated September 30, 2010, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds' shareholder reports or the Statement of Additional Information by calling 1-800-345-7999. Free copies of the Funds' shareholder reports and the Statement of Additional Information are available from our website at www.guggenheimfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

September 30, 2010

Investment Company Act File No. 811-21906


Logo:
GUGGENHEIM

                                                             ETF-PRO-UBDULQ-0910

                    INVESTMENT COMPANY ACT FILE NO. 811-21906

                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 30, 2010

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated September 30, 2010 for each of the Claymore U.S. Capital Markets Bond ETF (NYSE Arca: UBD) and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (NYSE Arca: ULQ), each a series of the Claymore Exchange-Traded Fund Trust (the "Trust"), as they may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. A copy of the Prospectuses may be obtained without charge by writing to the Trust's Distributor, Guggenheim Funds Distributors, Inc. (formerly known as Claymore Securities, Inc.), or by calling toll free 1-800-345-7999.



                                TABLE OF CONTENTS


                                                                         Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.............................1

EXCHANGE LISTING AND TRADING...............................................2

INVESTMENT RESTRICTIONS AND POLICIES.......................................3

INVESTMENT POLICIES AND RISKS..............................................5

GENERAL CONSIDERATIONS AND RISKS..........................................11

MANAGEMENT................................................................12

BROKERAGE TRANSACTIONS....................................................29

ADDITIONAL INFORMATION CONCERNING THE TRUST...............................31

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.....................34

TAXES.....................................................................44

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS....................46

DETERMINATION OF NAV......................................................47

DIVIDENDS AND DISTRIBUTIONS...............................................47

MISCELLANEOUS INFORMATION.................................................48

FINANCIAL STATEMENTS......................................................48



                  GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

         The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 25 investment portfolios. This Statement of Additional Information relates to the following two investment portfolios: the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (each a "Fund" and together, the "Funds"). The shares of the Fund are referred to herein as "Shares" or "Fund Shares."

The Funds are managed by Guggenheim Fund Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser") (formerly known as Claymore Advisors, LLC). Mellon Capital Management Corporation is the Funds' investment subadviser ("Mellon Capital" or the "Investment Subadviser").

     The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of securities included in the relevant Underlying Indices (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), or, with respect to Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, generally in exchange for a specified cash payment. The Shares of each Fund trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment, or, with respect to Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, generally in exchange for a specified cash payment. Creation Units are aggregations of 100,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.


     The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities. Each Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Effective November 1, 2010 (or as soon as possible thereafter upon receipt of necessary regulatory approvals from the Securities and Exchange Commission), the name of the Claymore U.S. Capital Markets Bond ETF will change to Guggenheim Enhanced Core Bond ETF and its ticker symbol will change to GIY, and the name of the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF will change to Guggenheim Enhanced Ultra-Short Bond ETF and its ticker symbol will change to GSY. At that time, the Claymore U.S. Capital Markets Bond ETF will change its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of a fixed income securities index called CPMKTB - The Capital Markets Bond IndexSM and the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF will change its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of a money market and micro-term fixed income securities index called CPMKTL - The Capital Markets Liquidity IndexSM. Instead, the Funds will cease to operate as index-based ETFs, and will begin to operate as actively-managed ETFs. After each Fund becomes an actively-managed ETF, the Guggenheim Enhanced Core Bond ETF's investment objective will be to seek total return, comprised of income and capital appreciation, and the Guggenheim Enhanced Ultra-Short Bond ETF's investment objective will be to seek maximum current income, consistent with preservation of capital and daily liquidity. So long as and to the extent it is required by applicable law, each Fund will not change its new investment objective, unless it provides shareholders with at least 60 days' written notice of such change.

Additionally, the Funds' Board of Trustees approved changes to each Fund's investment policies, which will also take effect when the Funds convert to actively-managed ETFs, such that each Fund will normally invest at least 80% of its net assets in fixed income securities. In attempting to achieve its investment objective, the Guggenheim Enhanced Core Bond ETF will use a quantitative strategy in attempting to achieve risk-adjusted returns in excess of the Barclays Aggregate Bond Index (the "Barclays Index") while maintaining a low risk profile versus the Barclays Index. The quantitative strategy attempts to identify relative mispricing among the instruments of a given asset class and estimate future returns which may arise from the correction of these mispricing levels. The quantitative portfolio construction process then attempts to maximize expected return due to issue-specific mispricing while controlling for interest rate and credit spread (i.e., differences in yield between different debt instruments arising from differences in credit risk) risks. In attempting to achieve its investment objective, the Guggenheim Enhanced Ultra-Short Bond ETF will use a low duration strategy to seek to outperform the Barclays Capital 1-3 Month U.S. Treasury Bill Index in addition to providing returns in excess of those available in U.S. Treasury bills, government repurchase agreements and money market funds, while providing preservation of capital and daily liquidity. The Guggenheim Enhanced Ultra-Short Bond ETF expects, under normal circumstances, to hold a diversified portfolio of fixed income instruments of varying maturities, but that have an average duration of less than 1 year. Upon the Funds' conversion to actively-managed ETFs, Mellon Capital will no longer act as investment subadviser to the Funds.


                          EXCHANGE LISTING AND TRADING

     There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of a Fund from listing if
(i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

     As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

     The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.


                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE


         The investment objective of the Claymore U.S. Capital Markets Bond ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of a fixed income securities index called "CPMKTB - The Capital Markets Bond Index" (the "CPMKTB Index" or the "Underlying Index").

         The investment objective of the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of a money market and micro-term fixed income securities index called "CPMKTL - The Capital Markets Liquidity Index" (the "CPMKTL Index" or the "Underlying Index").


INVESTMENT RESTRICTIONS

     The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

     (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

     (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

     (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     (7) Issue senior securities, except as permitted under the 1940 Act.

     Pursuant to restriction (1), if a Fund's Underlying Index concentrates in an industry or group of industries, the Fund will concentrate its investments accordingly. If a Fund's Underlying Index ceases to concentrate in an industry or group of industries, the Fund will cease concentrating its investments accordingly.

     Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

     With respect to restriction (2)(ii), each Fund does not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.

     The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

     In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

     (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

     (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

     (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

     (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

     (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

     With respect to investment in illiquid securities, if changes in the values of the Fund's securities cause the Fund's holdings of illiquid securities to exceed the 15% limitation (as if liquid securities have become illiquid), the Fund will take such actions as it deems appropriate and practicable to attempt to reduce its holdings of illiquid securities.

     The Funds do not currently intend to engage in short sales.

     The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS

         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Investment Strategies" and "Non-Principal Risk Considerations" sections of the Prospectus.

         Bonds. The Claymore U.S. Capital Markets Bond ETF invests a portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

         Corporate Bonds. The Claymore U.S. Capital Markets Bond ETF may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

         The use of credit ratings as a principal method of selecting debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

         U.S. Government Obligations. Each Fund may invest a portion of its assets in various types of U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Home Loan Bank ("FHLB") notes. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         Mortgage Pass-Through Securities. The Claymore U.S. Capital Markets Bond ETF may invest a portion of its assets in U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

         An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

         For the foregoing and other reasons, the Claymore U.S. Capital Markets Bond ETF seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date.

         Default by or bankruptcy of a counterparty to a TBA transaction would expose the Funds to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Investment Subadviser will monitor the creditworthiness of such counterparties. In addition, the Funds may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. A Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

         The Claymore U.S. Capital Markets Bond ETF intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Investment Adviser.

         Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Pursuant to positions of the SEC staff, these loans cannot exceed 33 1/3% of each Fund's total assets.

         Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

     Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

     Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans. Accordingly, each Fund may invest up 33 1/3% of its total assets in reverse repurchase agreements, but each Fund currently expects to only invest in reverse repurchase agreements to a much more limited extent. Reverse repurchase agreements are not part of each Fund's principal investment strategy.

     Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

     Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act or as otherwise permitted by the SEC, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

     Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

     Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

     Futures and Options. Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

     Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

     Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

     Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser and/or Investment Subadviser, as applicable, may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

     An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

     Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectus and this Statement of Additional Information.

     The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator.

     Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

     The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

     The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS


         A discussion of the risks associated with an investment in the Funds is contained in the Prospectus in the "Principal Investment Risks" and "Non-Principal Risk Considerations" sections. The discussion below supplements, and should be read in conjunction with, the "Principal Investment Risks" sections of the Prospectus.

         An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of fixed income securities in general and other factors that affect the market.

         An investment in a Fund should also be made with an understanding of the risks inherent in an investment in fixed income securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Fixed income securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.


         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Risk Considerations" section of the Prospectus.

         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser and/or Investment Subadviser, as applicable, as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in securities.

                                   MANAGEMENT

         Trustees and Officers

         The general supervision of the duties performed by the Investment Adviser and/or Investment Subadviser, as applicable, for the Funds under the Investment Advisory Agreement and/or Investment Subadvisory Agreement, as applicable, is the responsibility of the Board of Trustees. The Board of Trustees currently consists of five Trustees, all of whom have no affiliation or business connection with the Investment Adviser, Investment Subadviser, the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser, Investment Subadviser (the "non-interested" or "independent" Trustees ("Independent Trustees")).

         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 25 portfolios, 13 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 14 closed-end management investment companies.



                                                                                         NUMBER OF         OTHER
                                                                                        PORTFOLIOS IN  DIRECTORSHIPS
         NAME, ADDRESS AND      POSITION(S)   TERM OF OFFICE                            FUND COMPLEX   HELD BY TRUSTEES
         YEAR OF BIRTH OF        HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY      DURING THE
       INDEPENDENT TRUSTEES*       TRUST      TIME SERVED**      DURING PAST 5 YEARS      TRUSTEES     PAST FIVE YEARS


Randall C. Barnes             Trustee      Since 2006       Private Investor.             47         None.
Year of Birth: 1951                                         Formerly, Senior Vice
                                                            President, Treasurer
                                                            (1993-1997), President,
                                                            Pizza Hut International
                                                            (1991-1993) and Senior
                                                            Vice President,
                                                            Strategic Planning and
                                                            New Business Development
                                                            (1987-1990) of PepsiCo,
                                                            Inc. (1987-1997).

Roman Friedrich III           Trustee      Since 2010       Founder of Roman Friedrich    40         Director of GFM
Year of birth: 1946                                         & Company, which                         Resources Ltd.
                                                            specializes in the                       (2005-present)
                                                            provision of financial                   Zincore Metals
                                                            advisory services to                     Inc. (2009-present),
                                                            corporations in the                      StrataGold Corporation
                                                            resource sector (1998-                   (2003-2009), and
                                                            present). Formerly,                      Gateway Gold Corp.
                                                            Managing Director of                     (2004-2008).
                                                            TD Securities (1996-
                                                            1998); Managing Director
                                                            of Lancaster Financial
                                                            Ltd. (1990-1996);
                                                            Managing Director of Burns
                                                             Fry Ltd. (1980-1984);
                                                            President of Chase
                                                            Manhattan  Bank (Canada)
                                                            Ltd. (1975-1977).

Robert B. Karn III           Trustee       Since 2010       Consultant (1998-present).    41         Director of
Year of birth: 1942                                         Formerly, Managing                       Peabody Energy
                                                            Partner, Financial and                   Company (2003-
                                                            Economic Consulting, St.                 present). Natural
                                                            Louis office of Arthur                   Resource Partners, LLC
                                                            Andersen, LLP. (1977-1997).              (2002-present)
                                                                                                     and Kennedy
                                                                                                     Capital
                                                                                                     Management, Inc.
                                                                                                     (2002-present)

Ronald E. Toupin, Jr.         Trustee      Since 2006       Retired. Formerly Vice       47          None.
Year of Birth: 1958                                         President, Manager and
                                                            Portfolio Manager of
                                                            Nuveen Asset Management
                                                            (1998-1999), Vice
                                                            President of Nuveen
                                                            Investment Advisory
                                                            Corporation
                                                            (1993-1999), Vice
                                                            President and
                                                            Manager of Nuveen
                                                            Unit Investment
                                                            Trusts (1991-1999),
                                                            and Assistant Vice
                                                            President and
                                                            Portfolio Manager of
                                                            Nuveen Unit
                                                            Investment Trusts
                                                            (1988-1999), each of
                                                            John Nuveen &
                                                            Company, Inc.
                                                            (1982-1999).

Ronald A. Nyberg              Trustee      Since 2006       Partner of Nyberg &          50          None.
Year of Birth: 1953                                         Cassioppi, LLC, a law
                                                            firm specializing in
                                                            Corporate Law, Estate
                                                            Planning and Business
                                                            Transactions
                                                            (2000-present).
                                                            Formerly, Executive Vice
                                                            President, General
                                                            Counsel, and Corporate
                                                            Secretary of Van Kampen
                                                            Investments (1982-1999).


----------------------

* The business address of each Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

         The executive officers of the Trust, term of office and length of time served and principal business occupations during the past five years, are shown below.

NAME, ADDRESS AND
YEAR OF BIRTH OF                POSITION(S)  HELD LENGTH OF TIME
EXECUTIVE OFFICERS*             WITH TRUST        SERVED**          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------

J. Thomas Futrell                Chief Executive   Since 2008       Senior Managing Director, Chief Investment
Year of birth: 1955              Officer                            Officer (2008-present) of Guggenheim Funds Investment
                                                                    Advisors, LLC and Guggenheim Funds Distributors, Inc.;
                                                                    Chief Executive Officer of certain funds in the
                                                                    Fund Complex. Formerly, Managing Director in
                                                                    charge of Research (2000-2007) for Nuveen
                                                                    Asset Management.

Kevin M. Robinson                Chief Legal       Since 2008       Senior Managing Director, General Counsel
Year of birth: 1959              Officer                            and Corporate Secretary (2007-present) of
                                                                    Guggenheim Funds Investment Advisors, LLC, Guggenheim
                                                                    Funds Services Group, Inc. and Guggenheim Funds
                                                                    Distributors, Inc.; Chief Legal Officer of certain
                                                                    funds in the Fund Complex. Formerly, Associate General
                                                                    Counsel (2000- 2007) of NYSE Euronext, Inc. Formerly,
                                                                    Archipelago Holdings, Inc.  Senior Managing Director
                                                                    and Associate General Counsel (1997-2000) of ABN
                                                                    Amro Inc. Formerly, Senior Counsel in the
                                                                    Enforcement Division (1989-1997) of the U.S.
                                                                    Securities and Exchange Commission.

Steven M. Hill                   Chief Financial   Since 2006       Senior Managing Director (2005-present) and
Year of birth: 1964              Officer, Chief                     Chief Financial Officer (2005-2006), Managing
                                 Accounting                         Director (2003-2005) of Guggenheim Funds Investment
                                 Officer and                        Advisors, LLC and Guggenheim Funds Distributors, Inc.;
                                 Treasurer                          Chief Financial Officer, Chief Accounting Officer and
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Treasurer of Henderson
                                                                    Global Funds and Operations Manager for
                                                                    Henderson Global Investors (NA) Inc. (2002-2003);
                                                                    Managing Director, FrontPoint Partners LLC
                                                                    (2001-2002); Vice President, Nuveen Investments
                                                                    (1999-2001); Chief Financial Officer, Skyline
                                                                    Asset Management LP, (1999); Vice President,
                                                                    Van Kampen Investments and Assistant Treasurer,
                                                                    Van Kampen mutual funds (1989-1999).

Bruce Saxon                      Chief             Since 2006       Vice President - Fund Compliance Officer of
Year of birth: 1957              Compliance                         Guggenheim Funds Distributors, Inc. (2006-present).
                                 Officer                            Chief Compliance Officer of certain funds in
                                                                    the Fund Complex. Formerly, Chief Compliance
                                                                    Officer/Assistant Secretary of Harris
                                                                    Investment Management, Inc. (2003-2006).
                                                                    Director-Compliance of Harrisdirect LLC
                                                                    (1999-2003).

Melissa J. Nguyen                Secretary         Since 2006       Vice President and Assistant General Counsel of
Year of birth: 1978                                                 Guggenheim Funds Services Group, Inc. (2005-present).
                                                                    Secretary of certain funds in the Fund
                                                                    Complex. Formerly, Associate, Vedder Price
                                                                    P.C. (2003-2005).

                                       15

William H. Belden III            Vice President    Since 2006       Managing Director of Guggenheim Funds Distributors,
Year of birth: 1965                                                 Inc. (2005-present). Formerly, Vice President of
                                                                    Product Management at Northern Trust Global
                                                                    Investments (1999-2005); Vice President of Stein Roe &
                                                                    Farnham (1995-1999).

Chuck Craig                      Vice President    Since 2006       Managing Director (2006-present), Vice President
Year of birth: 1967                                                 (2003-2006) of Guggenheim Funds Distributors,Inc.
                                                                    Formerly, Assistant Vice President, First Trust
                                                                    Portfolios, L.P. (1999-2003); Analyst, PMA Securities,
                                                                    Inc. (1996-1999).

David A. Botset                  Vice President    Since 2010       Senior Vice President, Guggenheim Funds Distributors,
Year of birth: 1974                                                 Inc. from 2008 to present, formerly Vice President,
                                                                    Guggenheim Funds Distributors, Inc. (2007-2008);
                                                                    Assistant Vice President, Investment Development and
                                                                    Oversight, Nuveen Investments (2004-2007); Assistant
                                                                    Vice President Internal Sales and Service, Nuveen
                                                                    Investments.

James Howley                     Assistant         Since 2006       Vice President, Fund Administration of
Year of birth: 1972              Treasurer                          Guggenheim Funds Distributors, Inc. (2004-present).
                                                                    Formerly, Manager, Mutual Fund Administration
                                                                    of Van Kampen Investments, Inc.

Mark J. Furjanic                Assistant         Since 2008        Vice President, Fund Administration-Tax (2005-present)
Year of birth: 1959              Treasurer                          of Guggenheim Funds Investment Advisors, LLC and
                                                                    Guggenheim Funds Distributors, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund Complex.
                                                                    Formerly, Senior Manager (1999-2005) for Ernst &
                                                                    Young LLP.

Donald P. Swade                  Assistant         Since 2008       Vice President, Fund Administration
Year of birth: 1972              Treasurer                          (2006-present) of Guggenheim Funds Investment Advisors,
                                                                    LLC and Guggenheim Funds Distributors, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund Complex.
                                                                    Formerly, Manager-Mutual Fund Financial Administration
                                                                    (2003-2006) for Morgan Stanley/Van Kampen Investments.

Mark E. Mathiasen                Assistant         Since 2008       Vice President; Assistant General Counsel of
Year of birth: 1978              Secretary                          Guggenheim Funds Services Group, Inc. (2007-present).
                                                                    Secretary of certain funds in the Fund Complex.
                                                                    Previously, Law Clerk, Idaho State Courts (2003-2006).

Elizabeth H. Hudson              Assistant         Since 2010       Assistant General Counsel of Guggenheim Fund Services
Year of birth: 1980              Secretary                          Group, Inc. (2009-present).  Assistant Secretary of
                                                                    certain funds in the Fund Complex. Formerly, Associate
                                                                    at Bell, Boyd & Lloyd LLP (n/k/a K&L Gates LLP)
                                                                    (2007-2008).  J.D., Northwestern University
                                                                    (2004-2007).

----------------------
* The business address of each Officer is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

---------------------------------------- --------------------------------------
                                         DOLLAR RANGE OF EQUITY SECURITIES IN
                                           THE CLAYMORE U.S. CAPITAL MARKETS
                                                       BOND ETF
NAME OF TRUSTEE                                 (AS OF DECEMBER 31, 2009)
---------------------------------------- --------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                                        None
Roman Freidrich III                                      None
Robert B. Karn III                                       None
Ronald A. Nyberg                                         None
Ronald E. Toupin, Jr.                                    None
---------------------------------------- --------------------------------------


---------------------------------------- --------------------------------------
                                         DOLLAR RANGE OF EQUITY SECURITIES IN
                                           THE CLAYMORE U.S. CAPITAL MARKETS
                                              MICRO-TERM FIXED INCOME ETF
NAME OF TRUSTEE                                  (AS OF DECEMBER 31, 2009)
---------------------------------------- --------------------------------------

INDEPENDENT TRUSTEES
Randall C. Barnes                                        None
Roman Freidrich III                                      None
Robert B. Karn III                                       None
Ronald A. Nyberg                                         None
Ronald E. Toupin, Jr.                                    None
---------------------------------------- --------------------------------------

                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                              SECURITIES IN ALL REGISTERED
                                            INVESTMENT COMPANIES OVERSEEN BY
                                             TRUSTEE IN FAMILY OF INVESTMENT
                                                        COMPANIES
NAME OF TRUSTEE                                   (AS OF DECEMBER 31, 2009)
----------------------------------------  --------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                                     over $100,000
Roman Freidrich III                                       None
Robert B. Karn III                                        None
Ronald A. Nyberg                                      over $100,000
Ronald E. Toupin, Jr.                                     None
----------------------------------------  --------------------------------------


         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

Board Leadership Structure

         The primary responsibility of the Board of Trustees is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds' day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, all of whom (including the chairman) are classified under the 1940 Act as "non-interested" persons of the Trust ("Independent Trustees"). Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.

         The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees will meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

Qualifications and Experience of Trustees and Nominees

         The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

         The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust's business and structure. References to the qualifications, attributes and skills of Trustees do not constitute holding out of any Trustee as being an expert in such area.

         Randall C. Barnes. Mr. Barnes has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Mr. Barnes also serves on the board of certain funds sponsored by Claymore Investments, Inc., a wholly-owned subsidiary of Guggenheim Funds Group. Through his service as a Trustee of the Trust and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

         Roman Friedrich III. Mr. Friedrich has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Mr. Friedrich also serves on the board of certain fund sponsored by Claymore Investments, Inc., a wholly owned subsidiary of Guggenheim Funds Group. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

         Robert B. Karn III. Mr. Karn has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

         Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

         Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.


         Each Trustee also now has considerable familiarity with the Trust, its adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of certain funds in the Guggenheim Funds Group fund complex.

Board's Role in Risk Oversight

         Consistent with its responsibility for oversight of the Trust, the Board, among other things, will oversee risk management of the Fund's investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and will periodically review, policies, procedures and controls designed to address these different types of risks. Under the Board's supervision, the officers of the Trust, the Investment Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board's periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.

         The Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from each Fund's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with each Fund's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of each Fund's compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of each Fund. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Investment Adviser personnel and has approved Fair Valuation procedures applicable to valuing each Fund's securities, which the Board and the Audit Committee periodically reviews. The Board will also require the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

         In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Board Committees

         Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Funds' fiscal year ended May 31, 2010, the Trust's Nominating and Governance Committee met five times.

         Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liason between the Board of Trustees and the Trust's independent registered public accounting firm. During the Funds' fiscal year ended May 31, 2010, the Trust's Audit Committee met five times.

         Remuneration of Trustees and Officers

        The Trust, together with Exchange-Traded Fund Trust 2, pays each Independent Trustee a fee of $25,000 per year, and also pays an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust pays each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, (c) $500 for each meeting of the Audit Committee or Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

         Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

         The table below shows the compensation that was paid to Trustees for the Fund's fiscal year ended May 31, 2010.

                                                              PENSION OR RETIREMENT
                                  AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                         FROM TRUST                FUND EXPENSES               FROM FUND COMPLEX
---------------                   ----------------------   ---------------------------     -----------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                        $ 27,500                      N/A                        $ 275,000
Roman Friedrich III                      $      0                      N/A                        $  42,500
Robert B. Karn III                       $      0                      N/A                        $  50,000
Ronald A. Nyberg                         $ 27,250                      N/A                        $ 380,500
Ronald E. Toupin, Jr.                    $ 28,750                      N/A                        $ 325,000

         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

         Investment Adviser. The Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

         Investment Subadviser. The Investment Subadviser manages the investment and reinvestment of assets of the Funds on an ongoing basis under the supervision of the Investment Adviser.

         Portfolio Managers.

         The portfolios of the Funds are managed by Mellon Capital's Fixed Income Management team. The individual members of the team who are primarily responsible for the day-to-day management of those Funds' portfolios are David
C. Kwan and Zandra Zelaya.

         Other Accounts Managed: Information regarding the other accounts managed by each named Portfolio Manager as of May 31, 2010 is set forth below:

Assets Managed
------------------------ --------------- ---------------- -------------- ----------------- ------------ ----------------------------
                            Registered        Total            Pooled          Total                          Total
NAME OF PORTFOLIO           Investment        Assets         Investments      Assets           Other         Assets in       Total
MANAGER                     Companies        in (RIC)                         In (PI)         Accounts        Other          Assets
------------------------ --------------- ---------------- -------------- ----------------- ------------ ----------------------------
David C. Kwan                   6            $2,524 M           26          $13,260 M           24            $4,737 M     $20,521 M
------------------------ --------------- ---------------- --------------- ---------------- ------------ ----------------------------
Zandra Zelaya                   6            $2,524 M           26          $13,260 M           24            $4,737 M     $20,521 M
------------------------ --------------- ---------------- --------------- ---------------- ------------ ----------------------------

Accounts with Performance Based Fees
------------------------ --------------- ---------------- -------------- ----------------- ------------ ----------------------------
                            Registered        Total            Pooled          Total                          Total
NAME OF PORTFOLIO           Investment        Assets         Investments      Assets           Other         Assets in       Total
MANAGER                     Companies        in (RIC)                         In (PI)         Accounts        Other          Assets
------------------------ --------------- ---------------- -------------- ----------------- ------------ ----------------------------
David C. Kwan                   0               $0                2            $98 M             1            $201 M         $299 M
------------------------ --------------- ---------------- --------------- ---------------- ------------ ----------------------------
Zandra Zelaya                   0               $0                2            $98 M             1            $201 M         $299 M
------------------------ --------------- ---------------- --------------- ---------------- ------------ ----------------------------


         Please note that the team does not manage accounts with performance based fees.


         Portfolio Manager Compensation. The primary objectives of the Mellon Capital compensation plans are to:

         o        Motivate and reward continued growth and profitability

         o Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

         o        Motivate and reward superior business/investment performance

         o        Create an ownership mentality for all plan participants

         The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional's base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability.

Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

         All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital's net income.

         Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

         Securities Ownership of the Portfolio Managers.As of May 31, 2010, the portfolio managers do not own shares of the Funds.

         Although the Funds in the Trust that are managed by Mellon Capital may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Subadviser does not believe that management of the different Funds of the Trust presents a material conflict of interest for the portfolio managers of the Investment Subadviser.

         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, each Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.



-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE

-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                    0.20% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                 0.20% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------

         Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, licensing fees, offering costs (up to .25% of average net assets), brokerage commissions taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the percentage of its average daily net assets set forth in the chart below (the "Expense Cap"). The offering costs excluded from the Expense Cap are:
(a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. For a period of five years subsequent to the Funds' commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.


-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                  EXPENSE CAP

-------------------------------------------------------------------------- -------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                    0.27% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                 0.27% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------

         The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Funds' fiscal year ended May 31, 2010 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Reimbursement Agreement during that period are set forth in the chart below with respect to each Fund.

FUND                                             MANAGEMENT FEES PAID (BEFORE          NET MANAGEMENT FEES REIMBURSED
                                                 REIMBURSEMENTS) FOR THE               FOR THE FISCAL YEAR ENDED MAY
                                                 FISCAL YEAR ENDED MAY 31, 2010        31, 2010
Claymore U.S. Capital Markets Bond ETF                   $10,283                                $10,283
Claymore U.S. Capital Markets Micro-Term Fixed           $28,855                                $28,855
  Income ETF



         The aggregate amount of the management fee paid by each Fund to the Investment Adviser for the Fund's fiscal year ended May 31, 2009 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Reimbursement Agreement during that period are set forth in the chart below with respect to each Fund.

------------------------------- ----------------------------   ----------------------------
FUND                            MANAGEMENT FEES PAID
                                (BEFORE REIMBURSMENTS)         NET MANAGEMENT FEES REIMBURSED
                                FOR THE FISCAL YEAR ENDED      FOR THE FISCAL YEAR ENDED
                                MAY 31, 2009                   MAY 31, 2009
------------------------------- ----------------------------   ----------------------------
Claymore U.S. Capital Markets         $9,866                         $9,866
Bond ETF
------------------------------- ----------------------------   ----------------------------
Claymore U.S. Capital Markets         $12,638                        $12,638
Micro-Term Fixed Income ETF

         The aggregate amount of the management fee paid by each Fund to the Investment Adviser since the commencement of operations of that Fund until the end of the Fund's fiscal year ended May 31, 2008 (before giving effect to any amounts reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of expenses reimbursed by the Investment Adviser under the Expense Reimbursement Agreement during that period are set forth in the chart below with respect to each Fund.

------------------------------- ------------------------------  ---------------------------- ----------------------------
FUND                            MANAGEMENT FEES PAID            NET MANAGEMENT
                                (BEFORE REIMBURSEMENTS)         FEES REIMBURSED              DATE OF FUND'S
                                FOR THE FISCAL YEAR ENDED       FOR THE FISCAL YEAR ENDED    COMMENCEMENT OF
                                MAY 31, 2008                    MAY 31, 2008                 OPERATIONS
------------------------------- ------------------------------  ---------------------------- ----------------------------
Claymore U.S. Capital Markets         $2,981                       $2,981                    February 12, 2008
Bond ETF
------------------------------- ------------------------------  ---------------------------- ----------------------------
Claymore U.S. Capital Markets         $3,009                       $3,009                    February 12, 2008
Micro-Term Fixed Income ETF
------------------------------- ------------------------------  ---------------------------- ----------------------------

         Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until August 13, 2011, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

         Guggenheim Funds Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Advisors is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Through its affiliates, including Guggenheim Partners Asset Management, Inc., Guggenheim has more than $100 billion of assets under supervision. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

         Investment Subadvisory Agreement. Mellon Capital acts as the investment subadviser of each of the Funds pursuant to a sub-advisory agreement with the Investment Adviser (the "Investment Subadvisory Agreement"). Pursuant to the Investment Subadvisory Agreement, the Investment Subadviser manages the investment and reinvestment of the assets of the Funds on an ongoing basis under the supervision of the Investment Adviser.

         The Investment Subadviser is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105.

         Pursuant to the Investment Subadvisory Agreement, the Investment Adviser pays the Investment Subadviser on a monthly basis a portion of the net advisory fees it receives from each of the Funds at the annualized rate of each such Fund's average net assets as follows:

-------------------------------------- -----
First $200,000                         0.08%
-------------------------------------- -----
Over $200,000                          0.05%
-------------------------------------- -----

         The Investment Adviser pays the Investment Subadviser a minimum of $50,000 per year for each of the Funds U.S. Capital Markets Micro-Term Fixed Income ETF.

         For the fiscal years ended May 31, 2010, May 31, 2009 and May 31, 2008, the Investment Adviser paid the Investment Subadviser the fees set forth below:


                                Fees Paid By Investment    Fees Paid By Investment    Fees Paid by Investment
                                Adviser to Investment      Adviser to Investment      Adviser to Investment      Date of Funds's
                                Subadviser for Fiscal Year Subadviser for Fiscal Year Subadviser for Fiscal Year Commencement of
Fund                            Ended May 31, 2010         Ended May 31, 2009         Ended May 31, 2008         Operations
------------------------------- -------------------------- -------------------------- -------------------------- -------------------
Claymore U.S. Capital Markets        $ 50,000                     $ 3,887                    $0                  February 12, 2008
Bond ETF
------------------------------- -------------------------- -------------------------- ----------------------------------------------
Claymore U.S. Capital Markets        $ 50,000                     $ 4,348                    $0                  February 12, 2008
Micro-Term Fixed Income ETF
------------------------------- -------------------------- -------------------------- -------------------------- -------------------

         Administrator. Guggenheim Funds Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Guggenheim Funds Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the services, the Trust pays Guggenheim Funds Advisors a fee, accrued daily and paid monthly, at the annualized rate of the Trust's average daily net assets as follows:

         First $200,000,000         0.0275%
         Next $300,000,000          0.0200%
         Next $500,000,000          0.0150%
         Over $1 billion            0.0100%

         For the fiscal years ended May 31, 2008, and May 31, 2009, and May 31, 2010, respectively, after giving effect to expense reimbursements, the Trust paid to Guggenheim Funds Advisors a total of $0, $0 and $0, respectively, in fees pursuant to the administration agreement.

         Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee. For the fiscal years ended May 31, 2008, May 31, 2009, and May 31, 2010, respectively, the Trust paid to BNY a total of $206,315, $407,998, and $231,106, respectively, in fees pursuant to the Custodian Agreement and Transfer Agency Agreement.

         Distributor. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributors" or "Distributor") is the distributor of the Funds' Shares. Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE

------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                    0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                 0.25% of average daily net assets
------------------------------------------------------------------------- --------------------------------------------

         The Trust may pay a monthly fee not to exceed 0.25% per annum of each Fund's average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust's then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of the Fund's average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

         The Plan shall, unless terminated as set forth below, remain in effect with respect to the Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee. In addition, the Board of Trustees has adopted a resolution that no such fees will be paid for at least 12 months from the date of this SAI.

         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

         The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

------------------------------------------------------------------------- --------------------------------------------
FUND                                                                      UNDERLYING INDEX

------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Bond ETF                                    CPMKTB-The Capital Markets Bond Index
------------------------------------------------------------------------- --------------------------------------------
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF                 CPMKTL-The Capital Markets Liquidity Index
------------------------------------------------------------------------- --------------------------------------------

         No Index Provider is affiliated with the Funds or the Investment Adviser or Investment Subadviser. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with the applicable Index Provider. The Funds reimburse the Investment Adviser for the licensing fee payable to the Index Provider.

         The only relationships that each Index Provider has with the Investment Adviser or Investment Subadviser or Distributor of the Funds in connection with the Funds are that each Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Investment Adviser, Investment Subadviser, or Distributor or owners of the Funds. Each Index Provider has no obligation to take the specific needs of the Investment Adviser, Investment Subadviser or Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Each Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. Each Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         EACH INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR UNDERLYING INDICES. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, INVESTMENT SUBADVISER OR DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. EACH INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS OR THE UNDERLYING INDICES, EVEN IF THE INDEX PROVIDER IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Subadviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Subadviser effects transactions with those brokers and dealers that the Investment Subadviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Subadviser and its affiliates does not currently participate in soft dollar transactions.

         The Investment Subadviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Investment Subadviser considered at or about the same time, transactions in such securities are allocated among the Funds, the several investment companies and clients in a manner deemed equitable to all by the Investment Subadviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

         The aggregate brokerage commissions paid by each Fund for the Funds' fiscal years ended May 31, 2010, 2009 and 2008, respectively, are set forth in the table below:

FUND                                                               BROKERAGE        BROKERAGE        BROKERAGE
                                                                  COMMISSIONS      COMMISSIONS      COMMISSIONS
                                                                    PAID FOR         PAID FOR         PAID FOR
                                                                  THE FISCAL       THE FISCAL       THE FISCAL
                                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                  MAY 31, 2010     MAY 31, 2009     MAY 31, 2008*
Claymore U.S. Capital Markets Bond ETF                             $        0       $      0         $      0
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF          $        0       $      0         $      0

*    The Funds commenced operations on February 12, 2008.

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.

         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 25 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

         Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Trustees may at any time, by majority vote and without shareholder approval, cause a Fund to redeem all of its Shares and liquidate.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.

         As of August 29, 2010, the following persons owned 5% or more of a Fund's securities:

-------------------------------------------------------------------------------------------------------------
                                CLAYMORE U.S. CAPITAL MARKETS BOND ETF (UBD)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
First Clearing, LLC                   10700 Wheat First Drive                            5.62%
                                      MC WS1024
                                      Glen Allen, VA 07302
-------------------------------------------------------------------------------------------------------------
Goldman Sachs                         85 Broad Streeet                                  34.78%
                                      New York, NY 10004
-------------------------------------------------------------------------------------------------------------
JP Morgan Chase                       3 Chase Metrotech Center,                         35.44%
                                      Brooklyn, NY 11245-0001
 -------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                      CLAYMORE U.S. CAPITAL MARKETS MICRO-TERM FIXED INCOME ETF (ULQ)
-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
JP Morgan Chase                       3 Chase Metrotech Center,                            5%
                                      Brooklyn, NY 11245-0001
-------------------------------------------------------------------------------------------------------------
RBC Capital Markets                   Suite 2100, Park Place                              17%
                                      666 Burrard Street
                                      Vancouver, BC, Canada
                                      V6C 3B1
-------------------------------------------------------------------------------------------------------------
Merrill Lynch                         4 World Financial Center                          18.70%
                                      New York, NY 10080
-------------------------------------------------------------------------------------------------------------
Charles Schwab                        120 Kearny Street                                 26.66%
                                      San Francisco, CA 94108
-------------------------------------------------------------------------------------------------------------


         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Funds. The Investment Adviser periodically renews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that a third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

         The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. The Funds' Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.

        Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's Policy is implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' complete portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and the Distributor will not disseminate non-public information concerning the Trust.

         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component (with respect to Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, generally only a specified cash payment, constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

        The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         The Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security of a Fund that is a TBA transaction or a commercial paper instrument. The amount of cash contributed will be equivalent to the price of the TBA transaction or commercial paper instrument listed as a Deposit Security. In addition, the Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security which: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "custom orders"). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Investment Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund or resulting from certain corporate actions.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

         Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

         All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third
(3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to Guggenheim Funds Distributors regardless of the number of creations made each day. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market, the securities that were not delivered as part of an in-kind creation order ("Market Purchases"). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust's purchase of portfolio securities will be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Investment Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

         The standard and maximum Creation/Redemption Transaction Fee for each Fund is set forth in the table below:

------------------------------------ ---------------------------------------- ----------------------------------------
FUND                                 STANDARD CREATION/REDEMPTION             MAXIMUM CREATION/REDEMPTION
                                     TRANSACTION FEE                          TRANSACTION FEE
------------------------------------ ---------------------------------------- ----------------------------------------
Claymore U.S. Capital Markets Bond         $1,000                                   $4,000
ETF
------------------------------------ ---------------------------------------- ----------------------------------------
Claymore U.S. Capital Markets              $1,000                                   $4,000
Micro-Term Fixed Income ETF
------------------------------------ ---------------------------------------- ----------------------------------------

         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

         An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

         With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order ("Market Sales"). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust's sale of portfolio securities will be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Investment Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption transaction fee for a Fund is the same as the creation fee set forth above.

         Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

         Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

         The chart below describes in further detail the placement of redemption orders outside the clearing process.

                                TRANSMITTAL DATE    NEXT BUSINESS DAY           SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                 (T+1)                   DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------

CREATION THROUGH NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.                  No action.          Creation Unit
                                                                                                    Aggregations  will be
                             Order must be                                                          delivered.
                             received by the
                             Distributor.

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.                  No action.          Creation Unit
                                                                                                    Aggregations will be
                             Order must be                                                          delivered.
                             received by the
                             Distributor.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated  as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------



                                TRANSMITTAL DATE    NEXT BUSINESS DAY           SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                 (T+1)                    DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------
CREATION OUTSIDE NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)             No action.          Creation Unit
                                                                                                    Aggregations  will be
                             Order in proper form   Deposit Securities                              delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                                                    2:00 p.m. (ET)

                                                    Cash Component must be
                                                    received by the
                                                    Custodian.

----------------------------------------------------------------------------------------------------------------------
STANDARD  ORDERS  CREATED IN 4:00 p.m. (ET)         11:00 a.m. (ET)             No action.          1:00 p.m. (ET)
ADVANCE  OF  RECEIPT  BY THE
TRUST  OF ALL  OR A  PORTION Order in proper form   Available Deposit                               Missing Deposit
OF THE DEPOSIT SECURITIES    must be received       by Securities.                                  Securities are due
                             the Distributor.                                                       to the  Trust or the
                                                    Cash in an amount                               Trust may use cash
                                                    equal to the sum of                             on deposit to
                                                    (i) the Cash                                    purchase missing
                                                    Component, plus (ii)                            Deposit Securities.
                                                    115% of the market
                                                    value of the                                    Creation Unit
                                                    undelivered Deposit                             Aggregations will be
                                                    Securities.                                     delivered.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)             No action.          Creation Unit
                                                                                                    Aggregations will be
                             Order in proper form   Deposit Securities                              delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                             Orders received after
                             3:00 p.m. (ET) will    2:00 p.m. (ET)
                             be treated as
                             standard orders.       Cash Component must be
                                                    received by the Orders
                                                    Custodian.
----------------------------------------------------------------------------------------------------------------------
REDEMPTION THROUGH NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.                  No action.          Fund Securities and
                                                                                                    Cash Redemption
                             Order must be                                                          Amount will be
                             received by the                                                        transferred.
                             Transfer Agent.

                             Orders received after
                             4:00 p.m. (ET) will be
                             deemed received on the
                             next business day (T+1).

----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.                  No action.          Fund Securities and
                                                                                                    Cash Redemption
                             Order must be                                                          Amount will be
                             received by the                                                        transferred.
                             Transfer Agent.

                             Orders received after
                             3:00 p.m. (ET) will
                             be treated as
                             standard orders.
----------------------------------------------------------------------------------------------------------------------



                                TRANSMITTAL DATE    NEXT BUSINESS DAY           SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                 (T+1)                    DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------

REDEMPTION OUTSIDE OF NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)             No action.          Fund Securities and
                                                                                                    Cash Redemption
                             Order must be          Fund Shares must be                             Amount is delivered
                             received by            the delivered through DTC                       to the redeeming
                             Transfer Agent.        to the Custodian.                               beneficial owner.

                             Orders  received after 2:00 p.m. (ET)
                             4:00 p.m. (ET) will
                             be deemed received on  Cash Component, if
                             the next business day  any, is due.
                             (T+1).
                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)             No action.          Fund Securities and
                                                                                                    Cash Redemption
                             Order must be          Fund Shares must be                             Amount is delivered
                             received by the        delivered through DTC                           to the redeeming
                             Transfer Agent.        to the Custodian.                               beneficial owner.

                             Orders received after  2:00 p.m. (ET)
                             3:00 p.m. (ET) will
                             be treated as          Cash Component, if
                             standard orders.       any, is due.

                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.
----------------------------------------------------------------------------------------------------------------------

                                      TAXES

         Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net Short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

         Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the Fund level rather than at the Trust level.

         Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

         As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         The Funds may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Funds. The Funds may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements. See "Federal Tax Treatment of Futures and Options" for certain federal income tax rules regarding futures and options contracts.

         Distributions from a Fund's net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

         Dividends declared by a Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

         As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further congressional action, that rate will return to 20%.In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the corporate dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

         If, for any calendar year, the total distributions made exceed the Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an non-corporate shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

         Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy and Sell Shares -- Pricing Fund Shares."

         The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

         In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

         General Policies. Dividends from net investment income, if any, are declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                            MISCELLANEOUS INFORMATION

         Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trust.

         Independent Registered Public Accounting Firm. Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois, 60606, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other audit-related and tax services.

                              FINANCIAL STATEMENTS

         The Funds' audited financial statements, including the financial highlights for the year ended May 31, 2010, and filed electronically with the Securities and Exchange Commission are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual Report at no charge by calling 1-800-345-7999 during normal business hours.

                    INVESTMENT COMPANY ACT FILE NO. 811-21906

                       STATEMENT OF ADDITIONAL INFORMATION

                            DATED SEPTEMBER 30, 2010

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated September 30, 2010 for the Guggenheim S&P Global Dividend Opportunities Index ETF (NYSE Arca: LVL), a series of the Claymore Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Guggenheim Funds Distributors, Inc. (formerly known as Claymore Securities, Inc.), or by calling toll free 1-800-345-7999.



Table of Contents

                                                                      Page

GENERAL DESCRIPTION OF THE TRUST AND THE FUND............................2

EXCHANGE LISTING AND TRADING.............................................2

INVESTMENT RESTRICTIONS AND POLICIES.....................................3

INVESTMENT POLICIES AND RISKS............................................4

GENERAL CONSIDERATIONS AND RISKS.........................................8

MANAGEMENT..............................................................10

BROKERAGE TRANSACTIONS..................................................24

ADDITIONAL INFORMATION CONCERNING THE TRUST.............................25

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS...................28

TAXES...................................................................49

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS..................52

DETERMINATION OF NAV....................................................52

DIVIDENDS AND DISTRIBUTIONS.............................................52

MISCELLANEOUS INFORMATION...............................................53

FINANCIAL STATEMENTS....................................................53

                  GENERAL DESCRIPTION OF THE TRUST AND THE FUND


         The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 25 investment portfolios. This Statement of Additional Information relates to the following investment portfolio: the Guggenheim S&P Global Dividend Opportunities Index ETF (the "Fund"). The Guggenheim S&P Global Dividend Opportunities Index ETF is based on an underlying index (the "Underlying Index") of U.S. and non-U.S. securities. The Fund is "non-diversified" and, as such, the Fund's investments are not required to meet certain diversification requirements under the 1940 Act (1). The shares of the Fund are referred to herein as "Shares" or "Fund Shares."

The Fund is managed by Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors" or the "Investment Adviser") (formerly known as Claymore Advisors, LLC).

         The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the relevant Underlying Indices (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Fund's Shares are listed on the NYSE ARCA, Inc. (the "NYSE Arca"). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of large specified blocks of 80,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

         The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

         There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of the Fund from listing and trading upon termination of the Fund.



(1) If the Fund's investments are "diversified" under the 1940 Act for a period of three years, the Fund will then be considered "diversified" and will not be able to convert to a non-diversified fund without the approval of shareholders.

         As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

         The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

                      INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT OBJECTIVE

         The investment objective of the Guggenheim S&P Global Dividend Opportunities Index ETF is to provide investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the "S&P Global Dividend Opportunities Index."(1)

INVESTMENT RESTRICTIONS

         The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Fund's respective investment restrictions, numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

         (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

         (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

         (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

         (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

         (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(1) Prior to September 24, 2010, the Fund's name was the Claymore S&P Global Dividend Opportunities Index ETF.

         (7) Issue senior securities, except as permitted under the 1940 Act.

         Pursuant to restriction (1), if the Fund's Underlying Index concentrates in an industry or group of industries, the Fund will concentrate its investments accordingly. If the Fund's Underlying Index ceases to concentrate in an industry or group of industries, the Fund will cease concentrating its investments accordingly.

         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

         With respect to restriction (2)(ii), the Fund does not currently intend to make investments or engage in other transactions constituting borrowing for 1940 Act purposes where such investments or transactions are for leverage or the purchase of investments.

         The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Fund may not:

         (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

         (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

         (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

         (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

         With respect to investment in illiquid securities, if changes in the values of the Fund's securities cause the Fund's holdings of illiquid securities to exceed the 15% limitation (as if liquid securities have become illiquid), the Fund will take such actions as it deems appropriate and practicable to attempt to reduce its holdings of illiquid securities.

         The Fund does not currently intend to engage in short sales.

         The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

                          INVESTMENT POLICIES AND RISKS

         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Investment Strategies" and "Non-Principal Risk Considerations" sections of the Prospectus.

         Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Pursuant to positions of the SEC staff, these loans cannot exceed 33 1/3% of the Fund's total assets.

         Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

         Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and
(ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

         The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. Accordingly, the Fund may invest up to 33 1/3% of its total assets in reverse repurchase agreements, but the Fund currently expects to only invest in reverse repurchase agreements to a much more limited extent. Reverse repurchase agreements are not part of the Fund's principal investment strategy.

         Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

         Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

         Real Estate Investment Trusts ("REITs"). The Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

         Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

         Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

         A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

         Futures and Options. The Fund may utilize exchange-traded futures and options contracts and swap agreements.

         Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

         Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         The Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index components or a subset of the components.

         An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

         The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this Statement of Additional Information.

         Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

         The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

         The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

                        GENERAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the "Principal Investment Risks" and "Non-Principal Risk Considerations" sections. The discussion below supplements, and should be read in conjunction with, the "Principal Investment Risks" section of the Prospectus.

         An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         The discussion below supplements, and should be read in conjunction with, the "Non-Principal Risk Considerations" section of the Prospectus.

         Risks of Currency Transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of its Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

         Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

                                   MANAGEMENT

         Trustees and Officers
         The general supervision of the duties performed by the Investment Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Board of Trustees currently consists of five Trustees all of whom have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser (the "non-interested" or "independent" Trustees ("Independent Trustees")).


         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 25 portfolios, 13 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 14 closed-end management investment companies.

                                                 TERM OF                               NUMBER OF           OTHER
                                                OFFICE AND                            PORTFOLIOS IN    DIRECTORSHIPS
          NAME, ADDRESS           POSITION(S)   LENGTH OF          PRINCIPAL          FUND COMPLEX     HELD BY TRUSTEES
       AND YEAR OF BIRTH OF        HELD WITH       TIME        OCCUPATION DURING        OVERSEEN BY      DURING THE
      INDEPENDENT TRUSTEES*          TRUST       SERVED**        PAST 5 YEARS           TRUSTEES       PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes                  Trustee      Since 2006   Private Investor.              47        None.
Year of Birth: 1951                                          Formerly, Senior Vice
                                                             President, Treasurer
                                                             (1993-1997),
                                                             President, Pizza Hut
                                                             International
                                                             (1991-1993) and Senior
                                                             Vice President,
                                                             Strategic Planning and
                                                             New Business
                                                             Development
                                                             (1987-1990) of
                                                             PepsiCo, Inc.
                                                             (1987-1997).

Roman Friedrich III                 Trustee     Since 2010   Founder of Roman              40         Director of GFM
Year of birth: 1946                                          Friedrich & Company,                     Resources Ltd.
                                                             which specializes in                     (2005-present)
                                                             the provision of                         Zincore Metals
                                                             financial advisory                       Inc. (2009-present),
                                                             services to corporations                 StrataGold
                                                             in the resource sector                   Corporation (2003-
                                                             (1998-present).                          2009), and Gateway
                                                             Formerly, Managing                       Gold Corp. (2004-
                                                             Director of TD Securities                2008)
                                                             (1996-1998); Managing
                                                             Director of
                                                             Lancaster Financial Ltd.
                                                             (1990-1996); Managing
                                                             Director of Burns
                                                             Fry Ltd. (1980-1984);
                                                             President of Chase
                                                             Manhattan Bank (Canada)
                                                             Ltd. (1975-1977).

Robert B. Karn III                  Trustee     Since 2010   Consultant (1998-present).     41        Director of
Year of birth: 1942                                          Formerly, Managing                       Peabody Energy
                                                             Partner, Financial and                   Company (2003
                                                             Economic Consulting, St.                 to present),
                                                             Louis office of Arthur                   Natural Resource
                                                             Andersen, LLP.                           Partners, LLC
                                                             (1977-1997).                             (2002 to present)
                                                                                                      and Kennedy
                                                                                                      Capital
                                                                                                      Management, Inc.
                                                                                                      (2002 to present)



Ronald E. Toupin, Jr.              Trustee      Since 2006   Retired.  Formerly             47        None.
Year of Birth: 1958                                          Vice President,
                                                             Manager and
                                                             Portfolio Manager
                                                             of Nuveen Asset
                                                             Management
                                                             (1998-1999), Vice
                                                             President of Nuveen
                                                             Investment Advisory
                                                             Corporation
                                                             (1993-1999), Vice
                                                             President and
                                                             Manager of Nuveen
                                                             Unit Investment
                                                             Trusts (1991-1999),
                                                             and Assistant Vice
                                                             President and
                                                             Portfolio Manager
                                                             of Nuveen Unit
                                                             Investment Trusts
                                                             (1988-1999), each
                                                             of John Nuveen &
                                                             Company, Inc.
                                                             (1982-1999).

Ronald A. Nyberg                   Trustee      Since 2006   Partner of Nyberg &            50        None.
Year of Birth: 1953                                          Cassioppi, LLC, a law
                                                             firm specializing in
                                                             Corporate Law, Estate
                                                             Planning and Business
                                                             Transactions
                                                             (2000-present).
                                                             Formerly, Executive
                                                             Vice President,
                                                             General Counsel, and
                                                             Corporate Secretary of
                                                             Van Kampen Investments
                                                             (1982-1999).


         *The business address of each Trustee is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

         **This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

         The executive officers of the Trust, term of office and length of time served and principal business occupations during the past five years, are shown below.



NAME, ADDRESS AND YEAR OF       POSITION(S)HELD   LENGTH OF TIME
BIRTH OF EXECUTIVE OFFICER        WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------


J. Thomas Futrell               Chief Executive    Since 2008
Year of birth: 1955             Officer                             Senior Managing Director, Chief Investment
                                                                    Officer (2008-present) of Guggenheim Funds
                                                                    Investment Advisors, LLC and Guggenheim Funds
                                                                    Distributors, Inc.; Chief Executive Officer of
                                                                    certain funds in the Fund Complex. Formerly,
                                                                    Managing Director in charge of Research
                                                                    (2000-2007) for Nuveen Asset Management.

                                       12

NAME, ADDRESS AND YEAR OF        POSITION(S)HELD   LENGTH OF TIME
BIRTH OF EXECUTIVE OFFICER        WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------

Kevin M. Robinson               Chief Legal       Since 2008
Year of birth: 1959             Officer                             Senior Managing Director, General Counsel
                                                                    and Corporate Secretary (2007-present) of
                                                                    Guggenheim Funds Investment Advisors, LLC, Guggenheim
                                                                    Funds Services Group, Inc. and Guggenheim Funds
                                                                    Distributors, Inc.; Chief Legal Officer of certain
                                                                    funds in the Fund Complex. Formerly, Associate General
                                                                    Counsel (2000-2007) of NYSE Euronext, Inc. Formerly,
                                                                    Archipelago Holdings, Inc.  Senior Managing
                                                                    Director and Associate General Counsel
                                                                    (1997-2000) of ABN Amro Inc. Formerly,
                                                                    Senior Counsel in the Enforcement Division
                                                                    (1989-1997) of the U.S. Securities and
                                                                    Exchange Commission.

Steven M. Hill                  Chief Financial  Since 2006         Senior Managing Director (2005-present) and
Year of birth: 1964             Officer, Chief                      Chief Financial Officer (2005-2006),
                                Accounting                          Managing Director (2003-2005) of Guggenheim Funds
                                Officer and                         Investment Advisors, LLC and Guggenheim Funds
                                Treasurer                           Distributors, Inc.; Chief Financial Officer, Chief
                                                                    Accounting Officer and Treasurer of certain
                                                                    funds in the Fund Complex. Formerly,
                                                                    Treasurer of Henderson Global Funds and
                                                                    Operations Manager for Henderson Global
                                                                    Investors (NA) Inc. (2002-2003); Managing
                                                                    Director, FrontPoint Partners LLC
                                                                    (2001-2002); Vice President, Nuveen
                                                                    Investments (1999-2001); Chief Financial
                                                                    Officer, Skyline Asset Management LP,
                                                                    (1999); Vice President, Van Kampen
                                                                    Investments and Assistant Treasurer, Van
                                                                    Kampen mutual funds (1989-1999).

Bruce Saxon                     Chief  Compliance Since 2006        Vice President - Fund Compliance  Officer of
Year of birth: 1957             Officer                             Guggenheim Funds Services Group, Inc. (2006-present).
                                                                    Chief Compliance Officer of certain funds in
                                                                    the Fund Complex. Formerly, Chief Compliance
                                                                    Officer/Assistant Secretary of Harris
                                                                    Investment Management, Inc. (2003-2006).
                                                                    Director-Compliance of Harrisdirect LLC
                                                                    (1999-2003).

Melissa J. Nguyen               Secretary         Since 2006        Vice President and Assistant General
Year of birth: 1978                                                 Counsel of Guggenheim Funds Services Group, Inc.
                                                                    (2005-present). Secretary of certain funds
                                                                    in the Fund Complex. Formerly, Associate,
                                                                    Vedder Price (2003-2005).

William H. Belden III           Vice President    Since 2006        Managing  Director of Guggenheim Funds
Year of birth: 1965                                                 Distributors, Inc. (2005-present). Formerly,
                                                                    Vice President of Product Management at Northern
                                                                    Trust Global Investments (1999-2005); Vice
                                                                    President of Stein Roe & Farnham
                                                                    (1995-1999).

Chuck Craig                     Vice President    Since 2006        Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Guggenheim Funds
                                                                    Distributors, Inc. Formerly, Assistant Vice
                                                                    President, First Trust Portfolios, L.P.
                                                                    (1999-2003); Analyst, PMA Securities, Inc.
                                                                    (1996-1999).
                                       13

NAME, ADDRESS AND AGE OF        POSITION(S)HELD   LENGTH OF TIME
EXECUTIVE OFFICER               WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------

David A. Botset                 Vice President    Since 2010        Senior Vice President, Guggenheim Funds
Year of birth: 1974                                                 Distributors, Inc. from 2008 to present, formerly
                                                                    Vice President, Guggenheim Funds Distributors, Inc.
                                                                    (2007-2008); Assistant Vice President,
                                                                    Investment Development and Oversight, Nuveen
                                                                    Investments (2004 - 2007); Assistant Vice
                                                                    President Internal Sales and Service, Nuveen
                                                                    Investments.

James Howley                    Assistant         Since 2006        Vice President, Fund Administration of
Year of birth: 1972             Treasurer                           Guggenheim Funds Distributors, Inc. (2004-present).
                                                                    Formerly, Manager, Mutual Fund
                                                                    Administration of Van Kampen Investments,
                                                                    Inc.

Mark J.  Furjanic               Assistant         Since 2008        Vice President, Fund Administration-Tax
Year of birth: 1959             Treasurer                           (2005-present) of Guggenheim Funds Investment
                                                                    Advisors, LLC and Guggenheim Funds Distributors,
                                                                    Inc.; Assistant Treasurer of certain funds in the
                                                                    Fund Complex. Formerly, Senior Manager
                                                                    (1999-2005) for Ernst & Young LLP.

Donald P. Swade                 Assistant         Since 2008        Vice President, Fund Administration
Year of birth: 1972             Treasurer                           (2006-present) of Guggenheim Funds Investment Advisors,
                                                                    LLC and Guggenheim Funds Distributors, Inc.; Assistant
                                                                    Treasurer of certain funds in the Fund
                                                                    Complex. Formerly, Manager-Mutual Fund
                                                                    Financial Administration (2003-2006) for
                                                                    Morgan Stanley/Van Kampen Investments.

Mark E. Mathiasen               Assistant         Since 2008        Vice President; Assistant General
Year of birth: 1978             Secretary                           Counsel of Guggenheim Funds Services Group, Inc.
                                                                    (2007-present). Secretary of certain funds in
                                                                    the Fund Complex. Previously, Law Clerk,
                                                                    Idaho State Courts (2003-2006).

Elizabeth H. Hudson             Assistant         Since 2010        Assistant General Counsel of Guggenheim Funds Services
Year of birth: 1980             Secretary                           Group, Inc. (2009-present). Assistant Secretary of
                                                                    certain funds in the Fund Complex. Formerly,
                                                                    Associate at Bell, Boyd & Lloyd LLP (n/k/a K&L
                                                                    Gates LLP) (2007-2008). J.D., Northwestern University
                                                                    (2004-2007).


----------------------
* The business address of each Officer is c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.




                                                           AGGREGATE DOLLAR RANGE OF
                                                            EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY            REGISTERED INVESTMENT
                              SECURITIES IN THE               COMPANIES OVERSEEN BY
                        GUGGENHEIM S&P GLOBAL DIVIDEND        TRUSTEE IN FAMILY OF
                            OPPORTUNITIES INDEX ETF            INVESTMENT COMPANIES
NAME OF TRUSTEE            (AS OF DECEMBER 31, 2009)         (AS OF DECEMBER 31, 2009)
-------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                   None                         Over $100,000
Roman Friedrich III                 None                              None
Robert B. Karn III                  None                              None
Ronald A. Nyberg                    None                         Over $100,000
Ronald E. Toupin                    None                              None


         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Board Leadership Structure

         The primary responsibility of the Board of Trustees is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds' day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board. The Board is currently comprised of three Trustees, all of whom (including the chairman) are classified under the 1940 Act as "non-interested" persons of the Trust ("Independent Trustees"). Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.

         The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees will meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

Qualifications and Experience of Trustees and Nominees

         The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

         The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust's business and structure. References to the qualifications, attributes and skills of Trustees do not constitute holding out of any Trustee as being an expert in such area.

         Randall C. Barnes. Mr. Barnes has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Mr. Barnes also serves on the board of certain funds sponsored by Claymore Investments Inc., a wholly-owned subsidiary of Guggenheim Funds Group. Through his service as a Trustee of the Trust and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

         Roman Friedrich III. Mr. Friedrich has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Mr. Friedrich also serves on the board of certain fund sponsored by Claymore Investments, Inc., a wholly owned subsidiary of Guggenheim Funds Group. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

         Robert B. Karn III. Mr. Karn has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

         Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

         Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.


         Each Trustee also now has considerable familiarity with the Trust, its adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of certain funds in the Guggenheim Funds Group fund complex.

Board's Role in Risk Oversight

         Consistent with its responsibility for oversight of the Trust, the Board, among other things, will oversee risk management of the Fund's investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and will periodically review, policies, procedures and controls designed to address these different types of risks. Under the Board's supervision, the officers of the Trust, the Investment Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board's periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of the service providers' operations and the functions for which they are responsible.

The Board requires officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee receives reports from the Fund's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund's compliance program. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds' performance. In addition, the Board receives reports from the Investment Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Investment Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund's securities, which the Board and the Audit Committee periodically review. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

         In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board's composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Board Committees

        Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Fund's fiscal year ended May 31, 2010, the Trust's Nominating and Governance Committee met five times.

         Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin, who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm. During the Fund's fiscal year ended May 31, 2010, the Trust's Audit Committee met five times.

         Remuneration of Trustees and Officers

         The Trust, together with Claymore Exchange-Traded Fund Trust 2, pays each Independent Trustee a fee of $25,000 per year, and also pays an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust pays each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, (c) $500 for each meeting of the Audit Committee or Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

         Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

         The table below shows the compensation that was paid to Trustees for the Fund's fiscal year ended May 31, 2010:

                                                           PENSION OR RETIREMENT
                                AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                         FROM TRUST                FUND EXPENSES               FROM FUND COMPLEX
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                          27,250                     N/A                            275,000
Roman Friedrich III                             0                     N/A                             42,500
Robert B. Karn III                              0                     N/A                             50,000
Ronald A. Nyberg                           27,250                     N/A                            380,500
Ronald E. Toupin, Jr.                      28,750                     N/A                            325,000

         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Fund.

         Investment Adviser. The Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

         Portfolio Managers. Chuck Craig, CFA, Managing Director, Research and Development, and Saroj Kanuri, CFA, Vice President, ETF Portfolio Management, of Guggenheim Funds Advisors, serve as portfolio managers for the Fund and are responsible for the day-to-day management of the Fund's portfolio.

         Other Accounts Managed by the Portfolio Managers. As of May 31, 2010, Messrs. Craig and Kanuri managed two registered investment companies (consisting of a total of 36 separate series) with a total of 2.7 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

         Although the Funds in the Trust that are managed by Messrs. Craig and Kanuri may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Investment Adviser does not believe that management of the different Funds of the Trust presents a material conflict of interest for the portfolio manager or the Investment Adviser.

         Portfolio Manager Compensation. Each portfolio manager's compensation consists of the following elements:

         Base salary: Each portfolio manager is paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         Annual bonus: Each portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, each portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by each portfolio manager. Each portfolio manager also participates in benefit plans and programs generally available to all employees of the Investment Adviser.

         Securities Ownership of the Portfolio Managers. As of May 31, 2010, Mr. Craig and Mr. Kanuri did not own shares of the Fund.

         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Fund has agreed to pay an annual management fee equal to a percentage of its average daily net assets set forth in the chart below.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE
-------------------------------------------------------------------------- -------------------------------------------
Guggenheim S&P Global Dividend Opportunities Index ETF                       0.50% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. The Fund's Investment Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, all or a portion of the Fund's licensing fees, offering costs, brokerage commissions, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding the percentage of its average net assets set forth in the chart below. The offering costs excluded from the 0.60% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Investment Adviser have entered into the Expense Reimbursement Agreement in which the Investment Adviser has agreed to waive its management fees and/or pay certain other operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below the expense cap listed below (the "Expense Cap"). For a period of five (5) years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the Expense Cap.

-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                    EXPENSE CAP
-------------------------------------------------------------------------- -------------------------------------------
Guggenheim S&P Global Dividend Opportunities Index ETF                       0.60% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         The aggregate amount of the management fee paid by the Fund to the Investment Adviser for the Fund's fiscal year ended May 31, 2010 (before giving effect to any amounts waived or reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of fees waived by the Investment Adviser (net of expenses, reimbursed to the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to the Fund.

FUND                                             MANAGEMENT FEES PAID (BEFORE          NET MANAGEMENT FEES WAIVED
                                                 REIMBURSEMENTS) FOR THE               FOR THE FISCAL YEAR ENDED
                                                 FISCAL YEAR ENDED MAY 31, 2010        MAY 31, 2010
Guggenheim S&P Global Dividend Opportunities     $52,991                               $52,991
Index ETF

         The aggregate amount of the management fee paid by the Fund to the Investment Adviser for the Fund's fiscal year ended May 31, 2009 (before giving effect to any amounts waived or reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of fees waived by the Investment Adviser (net of expenses, reimbursed to the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to the Fund.

---------------------------- ------------------------------ ------------------------------
FUND                         MANAGEMENT FEES PAID
                             (BEFORE REIMBURSEMENTS) FOR    NET MANAGEMENT FEES WAIVED
                             THE FISCAL  YEAR  ENDED        FOR THE FISCAL YEAR ENDED
                             MAY 31, 2009                   MAY 31, 2009
---------------------------- ------------------------------ ------------------------------
Guggenheim S&P Global        $24,792                        $24,792
Dividend Opportunities
Index ETF
---------------------------- ------------------------------ ------------------------------

         The aggregate amount of the management fee paid by the Fund to the Investment Adviser since the commencement of operations of the Fund until the end of the Fund's fiscal year ended May 31, 2008 (before giving effect to any amounts waived or reimbursed by the Investment Adviser pursuant to the Expense Reimbursement Agreement), and the aggregate amount of fees waived by the Investment Adviser (net of expenses, reimbursed to the Investment Adviser under the Expense Reimbursement Agreement) during that period are set forth in the chart below with respect to the Fund.

---------------------------- ------------------------------ ------------------------------ ---------------------------
FUND                         MANAGEMENT FEES PAID (BEFORE
                             REIMBURSEMENTS) FOR            NET MANAGEMENT FEES WAIVED        DATE OF FUND'S
                             THE FISCAL  YEAR  ENDED        FOR THE FISCAL YEAR ENDED   COMMENCEMENT OF OPERATIONS
                             MAY 31, 2008                           MAY 31, 2008
---------------------------- ------------------------------ ------------------------------ ---------------------------
Guggenheim S&P Global        $19,506                        $19,506                        June 25, 2007
Dividend Opportunities
Index ETF
---------------------------- ------------------------------ ------------------------------ ---------------------------

         Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until August 13, 2011, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

         Guggenheim Funds Investment Advisors, LLC ("Guggenheim Funds Advisors") is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Guggenheim Funds Advisors is a wholly-owned subsidiary of Guggenheim Partners, LLC ("Guggenheim"). Guggenheim is a diversified financial services firm whose primary business lines include asset management, investment advisory, fixed income brokerage, institutional finance, and merchant banking. Through its affiliates, including Guggenheim Partners Asset Management, Inc., Guggenheim has more than $100 billion of assets under supervision. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

         Administrator. Guggenheim Funds Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Guggenheim Funds Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the services, the Trust pays Guggenheim Funds Advisors a fee, accrued daily and paid monthly, at the annualized rate of the Trust's average daily net assets as follows:

         First $200,000,000         0.0275%
         Next $300,000,000          0.0200%
         Next $500,000,000          0.0150%
         Over $1 billion            0.0100%

         For the fiscal years ended May 31, 2008, May 31, 2009 and May 31, 2010, respectively, after giving effect to expense reimbursements, the Trust paid to Guggenheim Funds Advisors a total of $0, $0 and $0, respectively, in fees pursuant to the administration agreement.

         Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BNY holds the Fund's assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. BNY may be reimbursed by the Fund for its out-of-pocket expenses.

         Pursuant to the Custodian Agreement and the Transfer Agency Agreement, each between BNY and the Trust, the Trust has agreed to pay an annual fee for custodial and transfer agency services at the annualized rate of the Trust's average daily net assets as follows:

         First $2 billion           0.0375%
         Over $2 billion            0.0275%

         For the fiscal years ended May 31, 2008, May 31, 2009 and May 31, 2010, respectively, the Trust paid to BNY a total of $206,315, $407,998 and $231,106, respectively, in fees pursuant to the Custodian Agreement and Transfer Agency Agreement.

         Distributor. Guggenheim Funds Distributors, Inc. ("Guggenheim Funds Distributors" or the "Distributor") is the Distributor of the Fund's Shares. Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of the percentage of its average daily net assets as set forth in the chart below.


-------------------------------------------------------------------------- -------------------------------------------
                                  FUND                                                        FEE
-------------------------------------------------------------------------- -------------------------------------------
Guggenheim S&P Global Dividend Opportunities Index ETF                     0.25% of average daily net assets
-------------------------------------------------------------------------- -------------------------------------------

         The Trust may pay a monthly fee not to exceed 0.25% per annum of the Fund's average daily net assets to reimburse the Distributor for actual amounts expended to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to (i) delivering copies of the Trust's then-current prospectus to prospective purchasers of such Creation Units; (ii) marketing and promotional services including advertising; (iii) facilitating communications with beneficial owners of shares of the Fund; and (iv) such other services and obligations as are set forth in the Distribution Agreement. Distribution expenses incurred in any one year in excess of 0.25% of the Fund's average daily net assets may be reimbursed in subsequent years subject to the annual 0.25% limit and subject further to the approval of the Board of Trustees, including a majority of the Independent Trustees. The Distributor may use all or any portion of the amount received pursuant to the Plan to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services, pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under the Plan.

         The Plan shall, unless terminated as set forth below, remain in effect with respect to the Fund provided that its continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. In the event of termination or non-continuance of the Plan, the Trust may reimburse any expense which it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee. In addition the Board of Trustees has adopted a resolution that no such fee shall be paid for at least 12 months of the Fund's from the date of this SAI.

         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

         The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Provider. Set forth below is the Fund and the Underlying Index upon which it is based.


------------------------------------------------------------ ---------------------------------------------------------
FUND                                                         UNDERLYING INDEX
------------------------------------------------------------ ---------------------------------------------------------
Guggenheim S&P Global Dividend Opportunities Index ETF       S&P Global Dividend Opportunities Index
------------------------------------------------------------ ---------------------------------------------------------

         Standard & Poor's and its affiliates ("S&P"), the Fund's index provider, is not affiliated with the Guggenheim S&P Global Dividend Opportunities Index ETF or with the Investment Adviser. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Investment Adviser, which in turn has a licensing agreement with S&P. The Fund reimburses the Investment Adviser for the licensing fee payable to S&P.

         The only relationship that S&P has with the Investment Adviser or Distributor of the Fund in connection with the Fund is that each has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Investment Adviser, Distributor or owners of the Fund. S&P has no obligation to take the specific needs of the Investment Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. S&P is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR UNDERLYING INDEX. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF S&P IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Investment Adviser effects transactions with those brokers and dealers that the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and its affiliates do not currently participate in soft dollar transactions.

         The Investment Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Investment Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Investment Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

         The aggregate brokerage commissions paid by the Fund for the Fund's fiscal years ended May 31, 2010, 2009 and 2008, respectively, are set forth in the table below:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     BROKERAGE                 BROKERAGE
                                                     BROKERAGE COMMISSIONS PAID      COMMISSIONS PAID FOR      COMMISSIONS PAID FOR
FUND                                                 FOR THE FISCAL YEAR             THE FISCAL YEAR ENDED     THE FISCAL YEAR ENDED
                                                     ENDED MAY 31, 2010              MAY 31, 2009              MAY 31, 2008*
------------------------------------------------------------------------------------------------------------------------------------
Guggenheim S&P Global Dividend Opportunities ETF     $4,040                          $11,280                   $2,197
------------------------------------------------------------------------------------------------------------------------------------

*    The Fund commenced operations of June 25, 2007.

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.

         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 25 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

         Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Trustees may at any time, by majority vote and without shareholder approval, cause the Fund to redeem all of its Shares and liquidate.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.

         As of August 29, 2010, the following persons owned 5% or more of the Fund's securities.

-------------------------------------------------------------------------------------------------------------
                        GUGGENHEIM S&P GLOBAL DIVIDEND OPPORTUNITIES INDEX ETF (LVL)

-------------------------------------------------------------------------------------------------------------
                NAME                               ADDRESS                             % OWNED
------------------------------------- ----------------------------------- -----------------------------------
TD Ameritrade                         4211 South 102nd Street                            5.86%
                                      Omaha, NE 68127
------------------------------------- ----------------------------------- -----------------------------------
First Clearing, LLC                   10700 Wheat First Drive                            7.95%
                                      MC WS1024
                                      Glen Allen, VA 07302
------------------------------------- ----------------------------------- -----------------------------------
Charles Schwab                        120 Kearny Street                                  8.37%
                                      San Francisco, CA 94108
------------------------------------- ----------------------------------- -----------------------------------
Goldman Sachs                         85 Broad Street                                    8.77%
                                      New York, NY 10004
------------------------------------- ----------------------------------- -----------------------------------
Citigroup Inc.                        39 Park Ave,                                       8.84%
                                      New York, NY 10043
------------------------------------- ----------------------------------- -----------------------------------
Merrill Lynch SFKPG                   4 World Financial Center                           9.49%
                                      New York, NY 10080
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services LLC       200 Liberty Street                                11.70%
                                      New York, NY 10281
------------------------------------- ----------------------------------- -----------------------------------

         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser. The Investment Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser periodically reviews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

         The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 1-888-949-3837 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust discloses a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund are available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. The Fund's Form N-Q and Form N-CSR are available without charge, upon request, by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.

         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund's complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the Fund. The Trust, the Investment Adviser and the Distributor will not disseminate non-public information concerning the Trust.

         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

         The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be at the expense of the Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A DTC Participant is also referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Unit Aggregations, (through an Authorized Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order placed by an Authorized Participant must be received no later than 4:00 p.m. Eastern time on the trade date in the event that the Trust requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders" section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

         Orders for Creation Unit Aggregations. Those placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders. For the Fund, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the NYSE Arca on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

         The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

         To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to Guggenheim Funds Distributors regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         The Standard Creation/Redemption Transaction Fee for the Fund is $3,000. The Maximum Creation/Redemption Transaction Fee for the Fund is $12,000.

         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

         An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

         With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

         Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

         In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

         To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which the Investment Adviser may change from time to time, of the value of the missing shares.

         The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

         Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

         Because the Portfolio Securities of the Fund may trade on the relevant exchange(s) on days that the NYSE Arca is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the NYSE Arca, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

         Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

         The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

         The dates in calendar years 2010 and 2011 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

2010
----

Argentina
Jan. 1                          May 25          Oct. 11
March 24                        June 21         Dec. 8
April 1                         July 9          Dec. 24
April 2                         Aug. 16         Dec. 31

Australia
Jan. 1                          April 5         Aug. 2          Dec. 27
Jan. 26                         April 26        Aug. 11         Dec. 28
March 1                         May 3           Sept. 27
March 8                         June 7          Oct. 4
April 2                         June 14         Nov. 2

Austria
Jan. 1                          May 13          Nov. 1
Jan. 6                          May 24          Dec. 8
April 2                         June 3          Dec. 24
April 5                         Oct. 26         Dec. 31

Belgium
Jan. 1                          May 14          Nov. 1
April 2                         May 24          Nov. 11
April 5                         July 21
May 13                          Aug. 16

Brazil
Jan. 1                          April 2         Sept. 7         Dec. 24
Jan. 20                         April 21        Oct. 12         Dec. 31
Jan. 25                         April 23        Nov. 2
Feb. 15                         June 3          Nov. 15
Feb. 16                         July 9          Nov. 30

Bulgaria
Jan. 1                          May 1           Dec. 24         Dec. 31
March 3                         May 6           Dec. 25
April 20                        Sept. 22        Dec. 30

Canada
Jan. 1                          May 24          Sept. 6         Dec. 28
Jan. 4                          June 24         Oct. 11
Feb. 15                         July 1          Nov. 11
April 2                         Aug. 2          Dec. 27

Chile
Jan. 1                          July 16         Dec. 31
April 2                         Oct. 11
May 21                          Nov. 1
June 28                         Dec. 8

China
Jan. 1                          April 2         July 1          Sept. 29
Jan. 18                         April 5         July 5          Sept. 30
Feb. 15                         April 6         Sept. 6         Oct. 1
Feb. 16                         May 3           Sept. 22        Oct. 11
Feb. 17                         May 21          Sept. 23        Nov. 11
Feb. 18                         May 31          Sept. 27        Nov. 25
Feb. 19                         June 16         Sept. 28        Dec. 27

Colombia
Jan. 1                          April 2         July 5          Nov. 1
Jan. 11                         May 17          July 20         Nov. 15
March 22                        June 7          Aug. 16         Dec. 8
April 1                         June 14         Oct. 18         Dec. 31

Denmark
Jan. 1                          April 30        Dec. 24
April 1                         May 13          Dec. 31
April 2                         May 14
April 5                         May 24

Ecuador
Jan. 1                          April 10        Oct. 9          Dec. 25
Feb. 23                         May 1           Nov. 2          Dec. 31
Feb. 24                         Aug. 10         Nov. 3

Egypt
Jan. 7                          July 1          Nov. 16
April 4                         Sept. 12        Nov. 17
April 5                         Oct. 6          Dec. 7
April 25                        Nov. 15

Finland
Jan. 1                          May 13          Dec. 31
Jan. 6                          June 25
April 2                         Dec. 6
April 5                         Dec. 24

France
Jan. 1                          July 14
April 2                         Nov. 1
April 5                         Nov. 11
May 13

Germany
Jan. 1                          April 5         Nov. 1
Jan. 6                          May 13          Dec. 24
Feb. 15                         May 24          Dec. 31
April 2                         June 3

Greece
Jan. 1                          April 2
Jan. 6                          April 5
Feb. 15                         May 24
March 25                        Oct. 28

Hungary
Jan. 1                          Aug. 20
March 15                        Nov. 1
April 5                         Dec. 24
May 24

Indonesia
Jan. 1                          May 13          Sept. 7         Sept. 13
Feb. 26                         May 28          Sept. 8         Nov. 17
March 16                        Aug. 17         Sept. 9         Dec. 7
April 2                         Sept. 6         Sept. 10        Dec. 31

Ireland
Jan. 1                          May 3           Dec. 27
March 17                        June 7          Dec. 28
April 2                         Aug. 2          Dec. 29
April 5                         Oct. 25

Italy
Jan. 1                          June 2          Dec. 24
Jan. 6                          June 29         Dec. 31
April 2                         Nov. 1
April 5                         Dec. 8

Japan
Jan. 1                          April 29        July 19         Nov. 3
Jan. 11                         May 3           Sept. 20        Nov. 23
Feb. 11                         May 4           Sept. 23        Dec. 23
March 22                        May 5           Oct. 11         Dec. 31

Kazakhstan
Jan. 1                          July 6          Dec. 17
March 9                         Aug. 31         Dec. 18
March 23                        Oct. 26
May 1                           Nov. 27
May 11                          Dec. 16

Malaysia
Jan. 1                          Feb. 26         Aug. 31         Dec. 7
Feb. 1                          May 28          Sept. 10
Feb. 15                         May 31          Nov. 5
Feb. 16                         June 1          Nov. 17

Mexico
Jan. 1                          April 2
Feb. 1                          Sept. 16
March 15                        Nov. 2
April 1                         Nov. 15

The Netherlands
Jan. 1                          May 5
April 2                         May 13
April 5                         May 24
April 30

Norway
Jan. 1                          May 13          Dec. 31
April 1                         May 17
April 2                         May 24
April 5                         Dec. 24

Panama
Jan. 1                          Feb. 25         Sept. 1         Nov. 10
Jan. 12                         April 9         Nov. 3          Dec. 8
Feb. 23                         April 10        Nov. 4          Dec. 25
Feb. 24                         May 1           Nov. 5

Peru
Jan. 1                          July 28         Nov. 1
April 1                         July 29         Dec. 8
April 2                         Aug. 30
June 29                         Oct. 8

The Philippines
Jan. 1                          April 12        Aug. 30         Dec. 24
Feb. 25                         May 10          Sept. 10        Dec. 30
April 1                         June 14         Nov. 1          Dec. 31
April 2                         Aug. 23         Nov. 29

Poland
Jan. 1                          June 3
April 2                         Nov. 1
April 5                         Nov. 11
May 3                           Dec. 24

Portugal
Jan. 1                          June 3          Dec. 1
Feb. 16                         June 10         Dec. 8
April 2                         Oct. 5          Dec. 24
April 5                         Nov. 1

Russia
Jan. 1                          Jan. 7          March 8         Nov. 4
Jan. 4                          Jan. 8          May 3
Jan. 5                          Feb. 22         May 10
Jan. 6                          Feb. 23         June 14

South Africa
Jan. 1                          April 27        Dec. 16
March 22                        June 16         Dec. 27
April 2                         Aug. 9
April 5                         Sept. 24

Spain
Jan. 1                          April 2         Nov. 1          Dec. 24
Jan. 6                          April 5         Nov. 9          Dec. 31
March 19                        Aug. 16         Dec. 6
April 1                         Oct. 12         Dec. 8

Sweden
Jan. 1                          May 13
Jan. 6                          June 25
April 2                         Dec. 24
April 5                         Dec. 31

Switzerland
Jan. 1                          April 5         June 29         Dec. 24
Jan. 6                          May 13          Sept. 9         Dec. 31
March 19                        May 24          Nov. 1
April 2                         June 3          Dec. 8

Turkey
Jan. 1                          Sept. 8         Oct. 29         Nov. 18
April 23                        Sept. 9         Nov. 15         Nov. 19
May 19                          Sept. 10        Nov. 16
Aug. 30                         Oct. 28         Nov. 17

The United Kingdom
Jan. 1                          May 31
April 2                         Aug. 30
April 5                         Dec. 27
May 3                           Dec. 28


2011
-----

Argentina
--------------------------------------------------------------------------------
April 21     August 15
April 22     October 10
May 25       December 8
June 20       December 30

Australia
--------------------------------------------------------------------------------
January 3    April 25   June 13       November 1
January 26   April 26   August 1      December 26
March 7      May 2      August 17     December 27
March 14     May 16     September 26
April 22     June 6     October 3

Austria
--------------------------------------------------------------------------------
January 6     June 13         November 1
April 22      June 23        December 8
April 25      August 15      December 26
June 2        October 26     December 30

Bahamas
--------------------------------------------------------------------------------
January 3     June 13     December 26
April 22      July 11     December 27
April 25      August 1
June 3        October 14

Barbados
--------------------------------------------------------------------------------
January 3      April 28     August 3
January 21     May 2        November 30
April 22       June 13      December 25
April 25       August 1     December 26

Belgium
--------------------------------------------------------------------------------
April 22     June 13     November 11
April 25     July 21     December 26
June 2       August 15
June 3       November 1

Bermuda
--------------------------------------------------------------------------------
January 3     July 28     December 26
April 22      July 29     December 27
May 24        September 5
June 13       November 11

Brazil
--------------------------------------------------------------------------------
January 20     April 21        October 12
January 25     April 22        November 2
March 7        June 23         November 15
March 8        September 7     December 30

Bulgaria
--------------------------------------------------------------------------------
March 3      May 6       November 1
April 25     May 24
April 26     September 6
April 27     September 22

Canada
--------------------------------------------------------------------------------
January 3       May 23      September 5     December 27
January 4       June 24     October 10
February 21     July 1      November 11
April 22        August 1    December 26

Chile
--------------------------------------------------------------------------------
April 22      September 19
June 20       October 10
June 27       November 1
August 15     December 8

China
--------------------------------------------------------------------------------
January 3      February 7      May 5         October 5
January 17     February 8      May 6         October 6
January 31     February 9      May 30        October 7
February 1     February 21     July 4        October 10
February 2     May 2           September 5   November 11
February 3     May 3           October 3     November 24
February 4     May 4           October 4     December 26

Colombia
--------------------------------------------------------------------------------
January 10     June 6      August 15     December 8
March 21       June 27     October 17     December 30
April 21       July 4      November 7
April 22       July 20     November 14

Croatia
--------------------------------------------------------------------------------
January 6    June 23
April 22     August 5
April 25     November 1
June 22      December 26

Denmark
--------------------------------------------------------------------------------
April 21     June 2
April 22     June 13
April 25     December 26
May 20

Ecuador
--------------------------------------------------------------------------------
April 22     August 10
May 2        November 2
May 24       November 3

Egypt
--------------------------------------------------------------------------------
February 15     August 31     November 7
April 24        September 1
April 25        October 6
May 1           November 6

El Salvador
--------------------------------------------------------------------------------
April 22     September 15
April 25     October 10
May 2        November 3
August 3

Finland
--------------------------------------------------------------------------------
January 6     June 24
April 22      December 6
April 25      December 26
June 2

France
--------------------------------------------------------------------------------
April 22     August 15
April 25     November 1
June 2       November 11
July 14      December 26

Germany
--------------------------------------------------------------------------------
January 6    June 2      October 3
March 7      June 13     November 1
April 22     June 23     December 26
April 25     August 15

Greece
--------------------------------------------------------------------------------
January 6    April 25     December 26
March 7      June 13
March 25     August 15
April 22     October 28

Hong Kong
--------------------------------------------------------------------------------
February 2     April 22     June 6         December 26
February 3     April 25     July 1         December 27
February 4     May 2        September 13
April 5        May 10       October 5

Hungary
--------------------------------------------------------------------------------
March 14     October 31
March 15     November 1
April 25     December 26
June 13

Indonesia
--------------------------------------------------------------------------------
February 3      June 2        August 31       December 26
February 14     June 27       September 1     December 30
April 4         August 17     September 2
April 22        August 29     November 7
May 17          August 30     November 28

Ireland
--------------------------------------------------------------------------------
January 3     May 2       December 26
March 17      June 6      December 27
April 22      August 1    December 28
April 25      October 31

Israel
--------------------------------------------------------------------------------
March 20     May 8        September 28     October 13
April 18     May 9        September 29     October 19
April 19     June 7       September 30     October 20
April 24     June 8       October 7
April 25     August 9     October 12

Italy
--------------------------------------------------------------------------------
January 6    June 29     December 26
April 22     August 15
April 25     November 1
June 2       December 8

Ivory Coast
--------------------------------------------------------------------------------
January 1       June 13
February 15     November 1
April 25        November 15
June 2

Japan
--------------------------------------------------------------------------------
January 3       April 29     July 18          November 3
January 10      May 3        September 19     November 23
February 11     May 4        September 23     December 23
March 21        May 5        October 10

Kazakhstan
--------------------------------------------------------------------------------
January 7     August 30
March 8       October 25
March 22      November 7
May 9        December 16

Lebanon
--------------------------------------------------------------------------------
January 6       May 6        August 31
February 9      May 25       November 1
February 15     August 15
April 22        August 30

Lithuania
--------------------------------------------------------------------------------
January 3       April 25     June 24       November 1
February 16     April 26     July 6        December 26
March 11        May 2        August 15     December 27
April 22        June 2       October 31

Luxembourg
--------------------------------------------------------------------------------
April 22     June 13     November 1
April 25     June 23     December 26
June 2       August 15

Malta
--------------------------------------------------------------------------------
January 3       June 7         December 8
February 10     June 29        December 14
March 31        August 15
April 22        September 8
May 2           September 21

Malaysia
--------------------------------------------------------------------------------
January 1      February 15     June 4        October 26
February 1     May 2           August 29     November 7
February 2     May 17          August 30     November 28
February 3     May 30          August 31     December 26
February 4     May 31          September 1

Mexico
--------------------------------------------------------------------------------
February 7     September 16
March 21       November 2
April 21       November 21
April 22       December 12

The Netherlands
--------------------------------------------------------------------------------
April 22     June 13
April 25     December 26
June 2

Norway
--------------------------------------------------------------------------------
April 21     June 2
April 22     June 13
April 25     December 26
May 17

Panama
--------------------------------------------------------------------------------
January 10     April 21      November 3     December 8
March 7        April 22      November 4     December 26
March 8        May 2         November 10
March 9        August 15     November 28

Peru
--------------------------------------------------------------------------------
April 21     July 29
April 22     August 30
June 29      November 1
July 28      December 8

The Philippines
--------------------------------------------------------------------------------
February 25     August 31     December 30
April 21        November 1
April 22        November 2
August 30       November 30

Portugal
--------------------------------------------------------------------------------
March 8      June 13       November 1
April 22     June 23       December 1
April 25     August 15     December 8
June 10      October 5     December 26

Poland
--------------------------------------------------------------------------------
April 22     August 15
April 25     November 1
May 3        November 11
June 23      December 26

Qatar
--------------------------------------------------------------------------------
August 30       November 7
August 31       November 8
September 1     November 9
November 6

Russia
--------------------------------------------------------------------------------
January 3     January 7       March 8     June 13
January 4     January 10      May 2       November 4
January 5     February 23     May 9
January 6     March 7         May 10

Serbia
--------------------------------------------------------------------------------
January 7     May 2
February 15
April 22
April 25

Singapore
--------------------------------------------------------------------------------
January 1      May 2        October 26
February 3     May 17       November 7
February 4     August 9     December 26
April 22       August 30

South Africa
--------------------------------------------------------------------------------
March 21     May 2        December 26
April 22     June 16
April 25     August 9
April 27     December 16

South Korea
--------------------------------------------------------------------------------
February 2     April 5     August 15      December 30
February 3     May 5       September 12
February 4     May 10      September 13
March 1        June 6      October 3

Spain
--------------------------------------------------------------------------------
January 6     May 2        September 9     December 6
April 21      May 3        October 12      December 8
April 22      July 25      November 1      December 26
April 25      August 15    November 9

Sweden
--------------------------------------------------------------------------------
January 6     June 6
April 22      June 24
April 25      December 26
June 2

Switzerland
--------------------------------------------------------------------------------
January 6     June 13      August 15     December 26
April 22      June 23      September 8
April 25      June 29      November 1
June 2        August 1     December 8

Thailand
--------------------------------------------------------------------------------
January 3     April 14     May 17      October 24
February 17   April 15     July 1      December 5
April 6       May 2        July 18     December 12
April 13      May 5        August 12

Turkey
--------------------------------------------------------------------------------
May 19        September 1     November 8
August 29     September 2     November 9
August 30     October 28
August 31     November 7

Ukraine
--------------------------------------------------------------------------------
January 3     April 26     June 8
January 7     April 27     June 28
March 8       May 2        August 24
April 25      May 9

The United Kingdom
--------------------------------------------------------------------------------
January 3    May 30
April 22     August 29
April 25     December 26
May 2        December 27

Uruguay
--------------------------------------------------------------------------------
January 6     April 21     August 25
March 7       April 22     October 10
March 8       May 16       November 2
April 18      July 18

Venezuela
--------------------------------------------------------------------------------
January 10     April 21     June 27     October 12
March 7        April 22     July 4      October 31
March 8        June 6       July 5      December 12
April 19       June 24      August 15

Vietnam
--------------------------------------------------------------------------------
January 1
April 30
May 1
September 2

Redemption. The longest redemption cycle for each Fund is a function of the longest redemption cycles among the countries whose stocks comprise such Fund. In the calendar years 2010 and 2011, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for each Fund is as follows:*


2010
----
                       Redemption Request Redemption Settlement   Settlement
Country                       Date                Date              Period
----------------------  ------------------ --------------------- --------------
China
                        February 10, 2010  February 22, 2010                12
                        February 11, 2010  February 23, 2010                12
                        February 12, 2010  February 24, 2010                12
                        March 29, 2010     April 7, 2010                     9
                        March 30, 2010     April 8, 2010                     9
                        April 1, 2010      April 9, 2010                     8
                        September 20, 2010 October 4, 2010                  14
                        September 21, 2010 October 5, 2010                  14
                        September 24, 2010 October 6, 2010                  12

Denmark
                        March 29, 2010     April 6, 2010                     8
                        March 30, 2010     April 7, 2010                     8
                        March 31, 2010     April 8, 2010                     8

Indonesia
                        September 1, 2010  September 14, 2010               13
                        September 2, 2010  September 15, 2010               13
                        September 3, 2010  September 16, 2010               13

Japan
                        April 28, 2010     May 6, 2010                       8
                        April 29, 2010     May 7, 2010                       8
                        April 30, 2010     May 10, 2010                     10

Lithuania
                        March 30 2010      April 7, 2010                     8
                        March 31, 2010     April 8, 2010                     8
                        April 1, 2010      April 9, 2010                     8
                        December 21, 2010  December 29, 2010                 8
                        December 22, 2010  December 30, 2010                 8
                        December 23, 2010  January 4, 2011                  12

Norway
                        March 29, 2010     April 6, 2010                     8
                        March 30, 2010     April 7, 2010                     8
                        March 31, 2010     April 8, 2010                     8

Spain
                        March 29, 2010     April 6, 2010                     8
                        March 30, 2010     April 7, 2010                     8
                        March 31, 2010     April 8, 2010                     8

Thailand
                        April 8, 2010      April 16, 2010                    8
                        April 9, 2010      April 16, 2010                   10
                        April 12, 2010     April 20, 2010                    8

Turkey
                        November 11, 2010  November 22, 2010                11
                        November 12, 2010  November 23, 2010                11

2011
-----
                                                 Number of
Country      Trade Date     Settlement Date     Days to Settle
--------------------------------------------------------------------------------
Argentina     04/20/11          04/27/11           8
Australia     04/19/11          04/27/11           8
              04/20/11          04/28/11           8
              04/21/11          04/29/11           8
Barbados      04/21/11          04/29/11           8
China         01/26/11          02/10/11          15
              01/27/11          02/11/11          15
              01/28/11          02/14/11          17
Denmark       04/18/11          04/26/11           8
              04/19/11          04/27/11           8
              04/20/11          04/28/11           8
Indonesia     08/24/11          09/05/11          12
              08/25/11          09/06/11          12
              08/26/11          09/07/11          12
Ireland       12/21/11          12/29/11           8
              12/22/11          12/30/11           8
              12/23/11          01/03/12          11
Japan         04/27/11          05/06/11           9
              04/28/11          05/09/11          11
              05/02/11          05/10/11           8
Lithuania     04/19/11          04/27/11           8
              04/20/11          04/28/11           8
              04/21/11          04/29/11           8
Malaysia      01/26/11          02/07/11          12
              01/27/11          02/08/11          12
              01/28/11          02/09/11          12
              08/24/11          09/02/11           9
              08/25/11          09/05/11          11
              08/26/11          09/06/11          11
Norway        04/18/11          04/26/11           8
              04/19/11          04/27/11           8
              04/20/11          04/28/11           8
Qatar         08/25/11          09/04/11          10
              08/28/11          09/05/11           8
              08/29/11          09/06/11           8
              11/01/11          11/10/11           9
              11/02/11          11/13/11          11
              11/03/11          11/14/11          11
Russia        12/28/11          01/10/12          13
              12/29/11          01/11/12          13
              12/30/11          01/12/12          13
Serbia        04/19/11          04/27/11           8
              04/20/11          04/28/11           8
              04/21/11          04/29/11           8
Thailand      04/08/11          04/18/11          10
              04/11/11          04/19/11           8
              04/12/11          04/20/11           8
Turkey        08/25/11          09/05/11          11
              08/26/11          09/06/11          11
Uruguay       04/15/11          04/25/11          10


*   Holidays are subject to change without further notice.

                                      TAXES

         The Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest and make certain distributions.

         The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

         The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

         As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         The Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distribution made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements. See "Federal Tax Treatment of Futures and Options" for certain federal income tax rules regarding futures and options contracts.

         Distributions from the Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

         Dividends declared by the Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

         As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further Congressional action, that rate will return to 20%. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the corporate dividends received deduction. In addition, the Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the end of its taxable year consist of foreign stock or securities, the Fund intends to elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rata share of the Fund's foreign income taxes. It is expected that more than 50% of the Fund's assets will consist of foreign stock or securities.

         If, for any calendar year, the total distributions made exceed the Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or
(ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

             FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

         The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy and Sell Shares -- Pricing Fund Shares."

         The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

         In computing the Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

         General Policies. Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                            MISCELLANEOUS INFORMATION


         Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trust.

         Independent Registered Public Accounting Firm. Ernst & Young LLP serves as the Fund's independent registered public accounting firm. They audit the Fund's financial statements and perform other audit-related and tax services.

                              FINANCIAL STATEMENTS


         The Fund's audited financial statments, including the financial highlights for the year ended May 31, 2010, and filed electronically with the Securities and Exchange Commission, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual Report at no charge by calling 1-800-345-7999 during normal business hours.